UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:  811-02383

ALLIANCEBERNSTEIN BOND FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105
(Address of principal executive offices) (Zip code)

Mark R. Manley
AllianceBernstein L.P.
1345 Avenue of the Americas
New York, New York 10105
(Name and address of agent for service)

Registrant's telephone number, including area code:  (800) 221-5672

Date of fiscal year end:  September 30, 2007

Date of reporting period:    March 31, 2007


ITEM 1.  REPORTS TO STOCKHOLDERS.



-------------------------------------------------------------------------------
SEMI-ANNUAL REPORT
-------------------------------------------------------------------------------

AllianceBernstein Bond Fund
Corporate Bond Portfolio


Semi-Annual Report

March 31, 2007


     [LOGO]
ALLIANCEBERNSTEIN
   INVESTMENTS





Investment Products Offered

o Are Not FDIC Insured
o May Lose Value
o Are Not Bank Guaranteed

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund's prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein(R) at (800) 227-4618. Please read the prospectus carefully before you invest.

You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

This shareholder report must be preceded or accompanied by the Fund's prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund's proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein's web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission's (the "Commission") web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Commission's web site at www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein Investments, Inc. is an affiliate of AllianceBernstein L.P., the manager of the AllianceBernstein funds, and is a member of the NASD.

AllianceBernstein(R) and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.


May 23, 2007

Semi-Annual Report

This report provides management's discussion of fund performance for AllianceBernstein Bond Fund Corporate Bond Portfolio (the "Portfolio") for the semi-annual reporting period ended March 31, 2007.

Investment Objective and Policies

This open-end fund's objective is to maximize total returns from price appreciation and income. The Portfolio invests, under normal circumstances, at least 80% of its net assets in corporate bonds and other corporate debt securities. The Portfolio also invests in securities of non-corporate issuers. The Portfolio invests primarily in fixed-income securities considered investment grade but also invests in below-investment-grade securities. The Portfolio may invest up to 50% of its assets in foreign (non-U.S.) fixed-income securities and in sovereign debt obligations. All of the Portfolio's investments, whether foreign or domestic, are U.S. dollar-denominated. The Portfolio may invest in debt securities with a range of maturities from short to long term. The Portfolio may invest in mortgage-related and other asset-backed securities, loan participations, inflation-protected securities, structured securities, variable, floating- and inverse-floating-rate instruments and preferred stock, and may use other investment techniques. The Portfolio may use leverage for investment purposes. The Portfolio intends, among other things, to enter into transactions such as reverse repurchase agreements and dollar rolls. The Portfolio may invest, without limit, in derivatives, such as options, futures, forwards or swap agreements. For hedging purposes, the Portfolio may enter into forward currency exchange contracts and options on foreign currencies.

Investment Results

The table on page 6 shows the Portfolio's performance compared to its benchmark, the Lehman Brothers (LB) Baa U.S. Credit Index, for the six- and 12-month periods ended March 31, 2007. Performance for the Lipper Corporate Debt BBB-Rated Funds Average has also been included. Funds in the Lipper Average have generally similar investment objectives to the Portfolio, although some may have different investment policies and sales and management fees.

The Portfolio outperformed its benchmark for both the six- and 12-month periods. Between December 26, 2006 and January 5, 2007, proceeds were received and credited to the Portfolio resulting from the WorldCom class action settlement. The addition of these proceeds was a significant contributor to the Portfolio's outperformance for both the six- and 12-month periods.

Additionally, the Portfolio's underweight in longer duration corporate bonds, which underperformed, and exposure to high yield corporate bonds, which outperformed, also contributed positively to performance for the six-month reporting period. Detracting from performance was the Portfolio's overall security selection and exposure to Tier 1 subordinated and hybrid structures which significantly underperformed due to volatility in the sub-prime mortgage market.


ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO o 1


Market Review and Investment Strategy

Volatility returned to the bond market in the first quarter of 2007, as consumer credit concerns roiled the sub-prime mortgage sector. During the housing boom, loosened credit standards and easy access to cheap home financing led to a surge in sub-prime mortgage lending. Now, with the housing market in a downturn and borrowing costs escalating, some mortgage holders have felt the pressure.

Delinquencies have climbed sharply, especially those on recently originated loans, and a number of originators have been forced into bankruptcy. In response, spreads on BBB-rated sub-prime mortgage securities rose sharply, from 180 basis points above the London Interbank Offer Rate "LIBOR" in December 2006 to 800 basis points above LIBOR in March 2007. However, the deep underperformance of that market was well contained. Spreads on other sectors remained narrow with AAA and AA sub-prime securities widening only slightly.

The BBB-rated credit bond market posted a positive absolute return of 3.30% for the six-month reporting period, outperforming duration-neutral U.S. Treasuries by 1.12%. All industries posted positive returns with lower-rated BBB credit outperforming the higher-rated quality tiers during the period. Intermediate credit, which returned 3.41%, outperformed long credit, which returned 3.13%, as longer maturity securities were negatively impacted by rising long-term rates. The U.S. Treasury yield curve steepened between the two- and 30-year yields, reflecting investors' expectation for U.S. Federal Reserve (the "Fed") easing later this year. Thirty-year U.S. Treasury yields rose eight basis points to yield 4.84%, while two-year yields declined 11 basis points to yield 4.57%.

Although volatility in the swap and mortgage-related sectors increased late in the period, corporate bond spreads remained comparatively stable. For the six-month reporting period, BBB-rated credit spreads tightened nine basis points to end the period at 115 basis points over like-duration U.S. Treasuries. The Portfolio's Global Credit Team (the "Team") believes that the relative firmness in corporate spreads was due in part to continued strong issuance of collateralized debt obligations ("CDOs") engineered from corporate bonds. While the pace of leveraged buyouts cooled somewhat in the first quarter, mega deals also continued.

High yield corporate bonds posted a solid return of 7.02% for the six-month reporting period, significantly outperforming investment-grade sectors which posted returns in a range of only 2-3%. High yield continued to be supported by strong investor demand for yield, a low default risk environment and a decline in new issuance. Similar to investment-grade bonds, all high yield industries were in positive territory.

During the six-month reporting period, the Portfolio held a shorter-than-benchmark credit duration. The potential for rising systemic risk, a flat or inverted yield curve and a downturn in credit metrics all supported the


2 o ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO


Team's strategy of underweighting credit exposure versus the benchmark. At the end of the period, the Portfolio was structured with an underweight in issues exceeding 10 years of duration and a similar overweighting of issues in the 5-10 year duration segment. Yield compensation is not compelling on the long end of the credit curve when the yield curve is flat. The Portfolio also added exposure to agency mortgage pass-throughs during the period as a high-quality alternative to credit risk. The Portfolio's profile was consistent with the Team's view of expected yield curve steepening, as well as a cautious view toward expected long credit excess returns.


ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO o 3


HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance

The performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

The investment return and principal value of an investment in the Portfolio will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Portfolio carefully before investing. For a free copy of the Portfolio's prospectus, which contains this and other information, visit our website at www.alliancebernstein.com or call your financial advisor or AllianceBernstein Investments at 800.227.4618. You should read the prospectus carefully before you invest.

All fees and expenses related to the operation of the Portfolio have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Portfolio's quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (3% year 1, 2% year 2, 1% year 3, 0% year 4); a 1% 1 year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

The unmanaged Lehman Brothers (LB) Baa U.S. Credit Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The LB Baa U.S. Credit Index contains both corporate and non-corporate sectors that are rated investment grade. The unmanaged Lipper Corporate Debt BBB-Rated Funds Average (the "Lipper Average") is based on the performance of a universe of funds that invest at least 65% of their assets in corporate or government debt issues rated in the top four grades. For the six- and 12-month periods ended March 31, 2007, the Lipper Average consisted of 153 and 148 funds, respectively. These funds have generally similar investment objectives to the Portfolio, although some may have different investment policies and sales and management fees. An investor cannot invest directly in an index or an average, and their results are not indicative of the performance for any specific investment, including the Portfolio.


(Historical Performance continued on next page)


4 o ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO


HISTORICAL PERFORMANCE
(continued from previous page)

A Word About Risk

The Portfolio can invest in foreign securities, including in emerging markets, which may magnify fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries. Price fluctuation in the Portfolio's securities may be caused by changes in the general level of interest rates or changes in bond credit quality ratings. Please note, as interest rates rise, existing bond prices fall and can cause the value of an investment in the Portfolio to decline. Changes in interest rates have a greater effect on bonds with longer maturities than on those with shorter maturities. High yield bonds, otherwise known as "junk bonds," involve a greater risk of default and price volatility than other bonds. Investing in below-investment grade securities presents special risks, including credit risk. Investments in the Portfolio are not guaranteed because of fluctuation in the net asset value of the underlying fixed-income related investments. Similar to direct bond ownership, bond funds have the same interest rate, inflation and credit risks that are associated with the underlying bonds owned by the Portfolio. Portfolio purchasers should understand that, in contrast to owning individual bonds, there are ongoing fees and expenses associated with owning shares of bond funds. This Portfolio can utilize leverage as an investment strategy. When a Portfolio borrows money or otherwise leverages its portfolio, it may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of a Portfolio's investments. A Portfolio may create leverage through the use of reverse repurchase arrangements, forward contracts or dollar rolls or by borrowing money. While the Portfolio invests principally in bonds and other fixed-income securities, in order to achieve its investment objectives, the Portfolio may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in the Portfolio's prospectus.


(Historical Performance continued on next page)


ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO o 5


HISTORICAL PERFORMANCE
(continued from previous page)


THE PORTFOLIO VS. ITS BENCHMARK                                Returns
PERIODS ENDED MARCH 31, 2007                           6 Months       12 Months
-------------------------------------------------------------------------------
  AllianceBernstein Bond Fund Corporate
    Bond Portfolio+
    Class A                                               6.18%          10.39%
    Class B                                               5.89%           9.61%
    Class C                                               5.81%           9.54%
    Advisor Class*                                        6.43%          10.72%
    Class R*                                              6.03%           9.97%
    Class K*                                              6.20%          10.45%
    Class I*                                              6.37%          10.78%

  Lehman Brothers Baa U.S. Credit Index                   3.31%           7.60%

  Lipper Corporate Debt BBB-Rated Funds Average           3.14%           6.88%

* Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.


+ The Fund's performance was positively affected by WorldCom settlement proceeds received between December 26, 2006 and January 5, 2007. For further information please visit:
www.alliancebernstein.com/CmsObjectABD/PDF/HistoricalPricing/WCST_DowFunds3.pdf


See Historical Performance and Benchmark disclosures on pages 4-5.

(Historical Performance continued on next page)


6 o ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO


HISTORICAL PERFORMANCE
(continued from previous page)


AVERAGE ANNUAL RETURNS AS OF MARCH 31, 2007
-------------------------------------------------------------------------------
                                   NAV Returns     SEC Returns    SEC Yields**
Class A Shares
1 Year                                   10.39%           5.69%           4.28%
5 Years                                   7.18%           6.25%
10 Years                                  6.38%           5.92%

Class B Shares
1 Year                                    9.61%           6.61%           3.73%
5 Years                                   6.41%           6.41%
10 Years(a)                               5.94%           5.94%

Class C Shares
1 Year                                    9.54%           8.54%           3.75%
5 Years                                   6.42%           6.42%
10 Years                                  5.63%           5.63%

Advisor Class Shares+
1 Year                                   10.72%          10.72%           4.77%
Since Inception*                         10.50%          10.50%

Class R Shares+
1 Year                                    9.97%           9.97%           4.17%
Since Inception*                          6.24%           6.24%

Class K Shares+
1 Year                                   10.45%          10.45%           4.51%
Since Inception*                          4.41%           4.41%

Class I Shares+
1 Year                                   10.78%          10.78%           4.81%
Since Inception*                          4.72%           4.72%


(a)  Assumes conversion of Class B shares into Class A shares after six years.

* Inception Dates: 8/8/02 for Advisor Class shares; 11/3/03 for Class R shares; 3/1/05 for Class K and Class I shares.

**   SEC yields are calculated based on SEC guidelines for the 30-day period ended March 31, 2007.

+    These share classes are offered at net asset value (NAV) to eligible investors and their SEC returns are the same as the NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception dates for these share classes are listed above.

See Historical Performance disclosures on pages 4-5.

(Historical Performance continued on next page)


ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO o 7


HISTORICAL PERFORMANCE
(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (MARCH 31, 2007)

                                                                    SEC Returns
Class A Shares
1 Year                                                                    5.69%
5 Years                                                                   6.25%
10 Years                                                                  5.92%

Class B Shares
1 Year                                                                    6.61%
5 Years                                                                   6.41%
10 Years(a)                                                               5.94%

Class C Shares
1 Year                                                                    8.54%
5 Years                                                                   6.42%
10 Years                                                                  5.63%

Advisor Class Shares+
1 Year                                                                   10.72%
Since Inception*                                                         10.50%

Class R Shares+
1 Year                                                                    9.97%
Since Inception*                                                          6.24%

Class K Shares+
1 Year                                                                   10.45%
Since Inception*                                                          4.41%

Class I Shares+
1 Year                                                                   10.78%
Since Inception*                                                          4.72%


(a)  Assumes conversion of Class B shares into Class A shares after six years.

* Inception Dates: 8/8/02 for Advisor Class shares; 11/3/03 for Class R shares; 3/1/05 for Class K and Class I shares.

+    Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception dates for each class are listed above.

See Historical Performance disclosures on pages 4-5.


8 o ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO


FUND EXPENSES

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                    Beginning                  Ending
                  Account Value             Account Value               Expenses Paid
                 October 1, 2006            March 31, 2007              During Period*
             ----------------------   --------------------------    -----------------------
              Actual   Hypothetical     Actual    Hypothetical**     Actual   Hypothetical
             --------  ------------   ---------   --------------    --------  -------------
Class A       $1,000      $1,000      $1,061.82     $1,019.40        $5.71       $5.59
Class B       $1,000      $1,000      $1,058.92     $1,015.71        $9.50       $9.30
Class C       $1,000      $1,000      $1,058.14     $1,015.86        $9.34       $9.15
Advisor
  Class       $1,000      $1,000      $1,064.32     $1,020.94        $4.12       $4.03
Class R       $1,000      $1,000      $1,060.31     $1,018.05        $7.09       $6.94
Class K       $1,000      $1,000      $1,062.04     $1,019.60        $5.50       $5.39
Class I       $1,000      $1,000      $1,063.74     $1,021.19        $3.86       $3.78

* Expenses are equal to the classes' annualized expense ratios of 1.11%, 1.85%, 1.82%, 0.80%, 1.38%, 1.07% and 0.75%, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

** Assumes 5% return before expenses.


ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO o 9


PORTFOLIO SUMMARY
March 31, 2007 (unaudited)


PORTFOLIO STATISTICS
Net Assets ($mil): $598.5


SECURITY TYPE BREAKDOWN*
[ ] 62.8%  Corporates-
           Investment Grades
[ ] 13.9%  Corporates-
           Non-Investment Grades              [PIE CHART OMITTED]
[ ]  8.9%  Preferred Stock
[ ]  8.4%  Mortgage Pass-Thru's
[ ]  1.9%  U.S. Treasuries
[ ]  1.7%  Asset Backed Securities

[ ]  2.4%  Short Term


* All data are as of March 31, 2007. The Portfolio's security type breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time.


10 o ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO


PORTFOLIO OF INVESTMENTS
March 31, 2007 (unaudited)

                                                     Principal
                                                        Amount
                                                         (000)    U.S. $ Value
-------------------------------------------------------------------------------
CORPORATES - INVESTMENT GRADES-61.9%
Industrial-35.6%
Basic-5.5%
Alcan, Inc.
  5.20%, 1/15/14                                    $    3,500     $ 3,437,466
Inco Ltd.
  5.70%, 10/15/15(a)                                     7,995       7,888,826
International Steel Group, Inc.
  6.50%, 4/15/14                                         2,565       2,670,806
Ispat Inland ULC
  9.75%, 4/01/14                                         6,000       6,621,732
Southern Copper Corp.
  7.50%, 7/27/35                                         1,900       2,047,968
Teck Cominco, Ltd.
  6.125%, 10/01/35                                       5,000       4,845,610
Union Carbide Corp.
  7.75%, 10/01/96(a)                                     5,000       5,328,780
                                                                    ----------
                                                                    32,841,188
Capital Goods-1.7%
Tyco International Group, SA
  6.00%, 11/15/13                                        9,550      10,038,884

Communications - Media-9.8%
BSKYB Finance UK PLC
  6.50%, 10/15/35(b)                                     4,000       3,963,492
Comcast Cable Communications Holdings, Inc.
  9.455%, 11/15/22(a)                                   15,420      20,024,289
News America, Inc.
  6.40%, 12/15/35                                        5,000       4,973,375
Reed Elsevier Capital, Inc.
  4.625%, 6/15/12                                        5,000       4,830,205
Rogers Cable, Inc.
  7.875%, 5/01/12                                        1,500       1,631,250
RR Donnelley & Sons Co.
  4.95%, 4/01/14                                         2,400       2,255,141
Time Warner, Inc.
  7.70%, 5/01/32(a)                                      5,000       5,668,700
Turner Broadcasting System, Inc.
  8.375%, 7/01/13                                        9,473      10,792,295
Viacom, Inc.
  5.75%, 4/30/11                                         4,500       4,561,758
                                                                    ----------
                                                                    58,700,505


ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO o 11


                                                     Principal
                                                        Amount
                                                         (000)    U.S. $ Value
-------------------------------------------------------------------------------
Communications - Telecommunications-6.4%
Embarq Corp.
  6.738%, 6/01/13                                   $    5,000     $ 5,161,975
Nextel Communications, Inc.
  Series D
  7.375%, 8/01/15(a)                                    10,000      10,342,990
  Series E
  6.875%, 10/31/13                                       5,000       5,122,305
Telecom Italia Capital, SA
  4.00%, 1/15/10                                         5,000       4,830,660
Verizon New England, Inc.
  6.50%, 9/15/11                                         5,000       5,212,880
Verizon New Jersey, Inc.
  Series A
  5.875%, 1/17/12                                        5,000       5,109,295
Verizon New York, Inc.
  Series B
  7.375%, 4/01/32                                        2,190       2,315,502
                                                                    ----------
                                                                    38,095,607
Consumer Cyclical - Other-1.6%
DR Horton, Inc.
  6.00%, 4/15/11                                         4,256       4,234,899
ITT Corp.
  7.375%, 11/15/15                                       5,035       5,247,502
                                                                    ----------
                                                                     9,482,401
Consumer Cyclical - Retailers-0.4%
Federated Department Stores, Inc.
  6.625%, 4/01/11                                        2,500       2,606,823

Consumer Non-Cyclical-5.6%
Altria Group, Inc.
  7.75%, 1/15/27(a)                                      5,000       5,976,045
Boston Scientific Corp.
  5.45%, 6/15/14                                         1,505       1,446,808
  6.00%, 6/15/11                                         3,000       3,039,570
  6.40%, 6/15/16                                         1,495       1,498,936
Fisher Scientific International, Inc.
  6.125%, 7/01/15                                        3,000       3,007,281
The Kroger Co.
  4.95%, 1/15/15                                         5,250       4,951,333
Safeway, Inc.
  5.80%, 8/15/12(a)                                      5,000       5,064,170
Sara Lee Corp.
  6.125%, 11/01/32                                       1,600       1,478,870
Tyson Foods, Inc.
  6.85%, 4/01/16                                         7,000       7,261,184
                                                                    ----------
                                                                    33,724,197


12 o ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO


                                                     Principal
                                                        Amount
                                                         (000)    U.S. $ Value
-------------------------------------------------------------------------------
Energy-1.0%
Tengizchevroil Finance Co.
  6.124%, 11/15/14(b)                               $    6,215     $ 6,183,925

Technology-1.4%
Electronic Data Systems Corp.
  Series B
  6.50%, 8/01/13                                         6,000       6,129,894
Motorola, Inc.
  6.50%, 9/01/25                                         2,035       2,006,734
  7.50%, 5/15/25                                           325         356,668
                                                                   -----------
                                                                     8,493,296
Transportation - Railroads-2.2%
BNSF Funding Trust I
  6.613%, 12/15/55(c)                                    6,815       6,334,931
CSX Transportation, Inc.
  9.75%, 6/15/20                                         5,200       6,874,452
                                                                   -----------
                                                                    13,209,383
                                                                   -----------
                                                                   213,376,209
Financial Institutions-20.0%
Banking-8.7%
BOI Capital Funding Number 2
  5.571%, 2/01/16(b)(c)                                  1,425       1,392,055
CA Preferred Funding Trust
  7.00%, 1/30/49                                         9,000       9,112,500
Dresdner Funding Trust I
  8.151%, 6/30/31(b)                                    10,000      11,901,180
HBOS PLC
  6.413%, 9/29/49(b)(c)                                  5,000       4,885,850
Mizuho Financial Group Cayman Ltd.
  8.375%, 4/27/09                                        9,100       9,617,790
MUFG Capital Finance 1 Ltd.
  6.346%, 7/25/16(c)                                     2,400       2,451,509
Resona Preferred Global Securities
  7.191%, 7/30/15(b)(c)                                  5,000       5,281,330
USB Realty Corp.
  6.091%, 12/22/49(b)(c)                                 5,000       5,028,535
Washington Mutual Preferred Funding
  Trust I
  6.534%, 3/29/49(b)(c)                                  2,700       2,656,206
                                                                   -----------
                                                                    52,326,955
Finance-4.3%
ILFC E-Capital Trust II
  6.25%, 12/21/65(b)(c)                                  1,500       1,535,205
iStar Financial, Inc.
  5.375%, 4/15/10                                        2,500       2,498,222
  6.00%, 12/15/10                                        4,505       4,600,993


ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO o 13


                                                     Principal
                                                        Amount
                                                         (000)    U.S. $ Value
-------------------------------------------------------------------------------
Residential Capital Corp.
  6.375%, 6/30/10                                   $   10,000     $ 9,997,310
ZFS Finance USA Trust I
  6.15%, 12/15/65(b)(c)                                  7,000       7,124,166
                                                                   -----------
                                                                    25,755,896
Insurance-6.5%
AMBAC Financial Group, Inc.
  6.15%, 2/15/37(c)                                      1,000         941,396
Coventry Health Care, Inc.
  5.875%, 1/15/12                                        1,660       1,686,462
  5.95%, 3/15/17                                         1,415       1,407,400
Farmers Insurance Exchange
  8.625%, 5/01/24(b)                                     3,000       3,567,885
Humana, Inc.
  6.45%, 6/01/16                                         2,200       2,278,157
Liberty Mutual Group, Inc.
  6.70%, 8/15/16(b)                                      5,000       5,229,270
North Front Pass Through Trust
  5.81%, 12/15/24(b)(c)                                  5,000       4,941,605
Ohio Casualty Corp.
  7.30%, 6/15/14                                         6,650       7,126,486
WellPoint, Inc.
  5.85%, 1/15/36(a)                                      4,400       4,251,188
WR Berkley Corp.
  5.60%, 5/15/15                                         7,500       7,403,475
                                                                   -----------
                                                                    38,833,324
Other Finance-0.5%
ORIX Corp.
  5.48%, 11/22/11                                        3,000       3,012,069
                                                                   -----------
                                                                   119,928,244
Utility-6.3%
Electric-3.9%
Duke Capital LLC
  8.00%, 10/01/19                                        3,000       3,427,923
FPL Group Capital, Inc.
  6.35%, 10/01/66(c)                                     5,000       5,038,910
Kansas Gas & Electric
  5.647%, 3/29/21(a)                                     5,000       4,916,100
Potomac Edison Co.
  5.35%, 11/15/14                                        3,500       3,441,882
Progress Energy, Inc.
  7.10%, 3/01/11                                         2,817       3,007,100
Xcel Energy, Inc.
  6.50%, 7/01/36                                         3,300       3,468,878
                                                                   -----------
                                                                    23,300,793


14 o ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO


                                                     Principal
                                                        Amount
                                                         (000)    U.S. $ Value
-------------------------------------------------------------------------------
Natural Gas-2.4%
Energy Transfer Partners, LP
  5.95%, 2/01/15                                    $    1,500     $ 1,521,171
Enterprise Products Operating LP
  Series B
  5.00%, 3/01/15                                        10,000       9,542,860
  6.65%, 10/15/34                                        3,000       3,072,816
                                                                   -----------
                                                                    14,136,847
                                                                   -----------
                                                                    37,437,640
Total Corporates - Investment Grades
  (cost $367,379,911)                                              370,742,093

CORPORATES - NON-INVESTMENT GRADES-13.7%
Industrial-8.7%
Basic-0.5%
Packaging Corp. of America
  5.75%, 8/01/13                                         2,825       2,789,399

Communications - Media-2.1%
Clear Channel Communications, Inc.
  5.75%, 1/15/13                                         5,000       4,688,355
DIRECTV Holdings LLC
  6.375%, 6/15/15                                        5,155       4,897,250
Insight Midwest LP
  9.75%, 10/01/09                                        1,039       1,055,884
Shaw Communications, Inc.
  7.20%, 12/15/11                                          655         694,300
  7.25%, 4/06/11                                         1,235       1,302,925
                                                                   -----------
                                                                    12,638,714
Communications - Telecommunications-0.2%
Windstream Corp.
  8.125%, 8/01/13(a)                                     1,369       1,481,943

Consumer Cyclical - Other-2.2%
Harrahs Operating Co. Inc.
  5.375%, 12/15/13                                      10,000       8,864,130
MGM Mirage
  6.75%, 9/01/12                                         4,500       4,471,875
                                                                   -----------
                                                                    13,336,005
Consumer Cyclical - Retailers-0.9%
GSC Holdings Corp.
  8.00%, 10/01/12                                        5,000       5,300,000


ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO o 15


                                                     Shares or
                                                     Principal
                                                        Amount
                                                         (000)    U.S. $ Value
-------------------------------------------------------------------------------
Consumer Non-Cyclical-2.5%
Delhaize America, Inc.
  9.00%, 4/15/31                                     $   2,000     $ 2,403,042
Reynolds American, Inc.
  7.25%, 6/01/13                                         3,000       3,143,730
  7.625%, 6/01/16                                        9,000       9,574,479
                                                                   -----------
                                                                    15,121,251
Energy-0.3%
Tesoro Corp.
  6.25%, 11/01/12                                        1,500       1,520,625
                                                                   -----------
                                                                    52,187,937
Utility-3.5%
Electric-3.5%
Aquila, Inc.
  14.875%, 7/01/12(a)                                    2,435       3,171,587
Indiantown Cogeneration LP
  Series A-9
  9.26%, 12/15/10                                        5,936       6,252,278
TECO Energy, Inc.
  7.00%, 5/01/12                                         5,000       5,275,000
TXU Corp.
  Series P
  5.55%, 11/15/14                                        7,000       6,199,746
                                                                   -----------
                                                                    20,898,611
Financial Institutions-1.5%
Banking-0.2%
Russian Standard Finance
  7.50%, 10/07/10(b)                                     1,314       1,263,083

Insurance-1.3%
AFC Capital Trust I
  Series B
  8.207%, 2/03/27                                        5,000       5,176,605
Liberty Mutual Group, Inc.
  7.80%, 3/15/37(a)(b)                                   2,705       2,643,894
                                                                   -----------
                                                                     7,820,499
                                                                   -----------
                                                                     9,083,582
Total Corporates - Non-Investment Grades
  (cost $82,821,358)                                                82,170,130

PREFERRED STOCKS-8.8%
Financial Institutions-4.3%
Capital One Capital II
  7.50%                                                130,000       3,417,700
CoBank ACB
  7.00%(b)                                             100,000       5,132,000
Morgan Stanley Group, Inc.
  6.06%(d)                                             400,000      10,460,000


16 o ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO


                                                     Shares or
                                                     Principal
                                                        Amount
                                                         (000)    U.S. $ Value
-------------------------------------------------------------------------------
Royal Bank of Scotland Group PLC
  6.35%(a)                                             200,000     $ 5,112,000
Santander Finance Preferred SA
  Unipersonal
  6.80%(b)                                              67,000       1,725,250
                                                                   -----------
                                                                    25,846,950
Industrial-4.0%
Centaur Funding Corp.
  9.08%(b)                                              20,280      23,759,287

Non Corporate Sectors-0.5%
Federal Home Loan Mortgage Corporation
  5.90%                                                120,000       3,120,000

Total Preferred Stocks
  (cost $48,400,000)                                                52,726,237

MORTGAGE PASS-THRU'S-8.3%
Fixed Rate 30-Year-8.3%
Federal National Mortgage Association
  Series 2005
  4.50%, 12/01/35                                   $   42,441      39,904,512
  Series 2007
  5.50%, 3/01/37                                        10,000       9,894,896

Total Mortgage Pass-Thru's
  (cost $49,512,495)                                                49,799,408

U.S. TREASURIES-1.8%
U.S. Treasury Bond
  4.75%, 2/15/37                                         5,000       4,921,875
US Treasury Note
  4.625%, 2/15/17                                        6,000       5,987,814

Total U.S. Treasuries
  (cost $11,090,618)                                                10,909,689

ASSET-BACKED SECURITIES-1.7%
Credit Cards - Fixed Rate-1.7%
Chase Issuance Trust
  Series 2005-A7, Class A7
  4.55%, 3/15/13
  (cost $10,037,950)                                    10,000       9,881,870


ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO o 17


                                                        Shares    U.S. $ Value
-------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS-2.4%
Investment Companies-2.4%
AllianceBernstein Fixed-Income Shares,
  Inc.-Prime STIF Portfolio(e)
  (cost $14,305,924)                                14,305,924    $ 14,305,924

Total Investments Before Security Lending
  Collateral-98.6%
  (cost $583,548,256)                                              590,535,351

INVESTMENT OF CASH COLLATERAL FOR
  SECURITIES LOANED-7.5%
Short Terms-7.5%
UBS Private Money Market Fund, LLC
  (cost $44,723,161)                                44,723,161      44,723,161

Total Investments-106.1%
  (cost $628,271,417)                                              635,258,512
Other assets less liabilities-(6.1)%                               (36,802,423)

Net Assets-100.0%                                                 $598,456,089


CREDIT DEFAULT SWAP CONTRACTS (see Note D)

                                Notional                                    Unrealized
Swap Counterparty &              Amount       Interest     Termination     Appreciation/
Referenced Obligation             (000)         Rate           Date       (Depreciation)
-----------------------------------------------------------------------------------------
Buy Contracts:
Morgan Stanley Time
  Warner, Inc.                 $  5,000         0.37%        5/01/12        $  (30,500)
Reed Elsevier Capital, Inc.       5,000         0.32         6/20/12             8,907

Sale Contracts:
  Lehman Brothers
  Avalon Bay
  Communities, Inc.
  Series H, Preferred
  Stock CIT Group, Inc.
  Series A, Preferred
  Stock Duke Energy
  Corp., Series C,
  Preferred Stock
  Merrill Lynch & Co.,
  Inc. Series 1,
  Preferred Stock
  MetLife, Inc., Series
  B, Preferred Stock
  Royal Bank of
  Scotland Group PLC
  Series M, Preferred
  Stock Washington
  Mutual, Inc. Series A          10,000         1.58         9/20/07            62,477
Merrill Lynch Union
  Pacific Corp.                   6,000         0.53        12/20/10          (159,756)


18 o ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO


INTEREST RATE SWAP TRANSACTIONS (see Note D)

                                                    Rate Type
                                          -----------------------------
                Notional                    Payments        Payments       Unrealized
Swap             Amount     Termination      made by       received by    Appreciation/
Counterparty     (000)          Date      the Portfolio   the Portfolio   (Depreciation)
----------------------------------------------------------------------------------------
JP Morgan      $ 22,000       8/04/36     3 Month LIBOR      5.643%         $ 812,708

(a) Represents entire or partial securities out on loan. See Note E for securities lending information.

(b) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2007, the aggregate market value of these securities amounted to $98,214,217 or 16.4% of net assets.

(c)  Variable rate coupon, rate shown as of March 31, 2007.

(d)  Floating Rate Security. Stated interest rate was in effect at March 31,
2007.

(e)  Investment in affiliated money market fund.

     Glossary:
     LIBOR - London Interbank Offered Rates

     See notes to financial statements.


ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO o 19


STATEMENT OF ASSETS & LIABILITIES
March 31, 2007 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $613,965,493--including investment
  of cash collateral for securities loaned of $44,723,161)      $620,952,588(a)
  Affiliated issuers (cost $14,305,924)                           14,305,924
Cash                                                                   6,518
Interest and dividends receivable                                  9,813,158
Receivable for capital stock sold                                  3,498,577
Unrealized appreciation of swap contracts                            884,092
Total assets                                                     649,460,857

Liabilities
Payable for collateral on securities loaned                       44,723,161
Payable for capital stock redeemed                                 4,080,714
Dividends payable                                                  1,035,330
Advisory fee payable                                                 264,576
Distribution fee payable                                             264,034
Unrealized depreciation of swap contracts                            190,256
Transfer Agent fee payable                                            48,553
Administration fee payable                                            27,243
Accrued expenses                                                     370,901
Total liabilities                                                 51,004,768
Net Assets                                                      $598,456,089

Composition of Net Assets
Capital stock, at par                                           $     48,903
Additional paid-in capital                                       862,431,192
Distributions in excess of net investment income                    (510,256)
Accumulated net realized loss on investment transactions        (271,194,681)
Net unrealized appreciation on investments                         7,680,931
                                                                $598,456,089

Net Asset Value Per Share--21 billion shares of capital stock authorized, $.001 par value

                                                      Shares          Net Asset
Class                               Net Assets     Outstanding          Value
-------------------------------------------------------------------------------
A                                 $420,230,258      34,330,302          $12.24*
B                                 $ 82,675,911       6,762,783          $12.23
C                                 $ 87,641,409       7,163,568          $12.23
Advisor                           $  7,244,505         592,091          $12.24
R                                 $    245,238          20,032          $12.24
K                                 $     61,168           4,996          $12.24
I                                 $    357,600          29,206          $12.24


* The maximum offering price per share for Class A shares was $12.78 which reflects a sales charge of 4.25%.

(a) Includes securities on loan with a value of $42,796,217 (see Note E).

    See notes to financial statements.


20 o ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO


STATEMENT OF OPERATIONS
Six Months Ended March 31, 2007 (unaudited)


Investment Income
Interest
  Unaffiliated issuers                                             $16,601,800
  Affiliated issuers                                                   203,879
Dividends                                                            2,207,287
                                                                   $19,012,966
Expenses
Advisory fee                                                         1,510,321
Distribution fee--Class A                                              623,709
Distribution fee--Class B                                              460,790
Distribution fee--Class C                                              447,148
Distribution fee--Class R                                                  425
Distribution fee--Class K                                                  538
Transfer agency--Class A                                               391,617
Transfer agency--Class B                                               104,885
Transfer agency--Class C                                                89,515
Transfer agency--Advisor Class                                           5,474
Transfer agency--Class R                                                   226
Transfer agency--Class K                                                   439
Transfer agency--Class I                                                   177
Custodian                                                              118,249
Printing                                                                78,385
Administrative                                                          50,985
Registration                                                            38,329
Audit                                                                   37,042
Legal                                                                   26,703
Directors' fees                                                         18,157
Miscellaneous                                                           13,436
Total expenses                                                       4,016,550
Less: expense offset arrangement (see Note B)                          (23,765)
Net expenses                                                         3,992,785
Net investment income                                               15,020,181

Realized and Unrealized Gain (Loss) on Investment
Transactions
Net realized gain on:
  Investment transactions                                           18,575,984
  Swap contracts                                                        48,245
Net change in unrealized appreciation/depreciation of:
  Investments                                                        2,614,599
  Swap contracts                                                      (474,749)
Net gain on investment transactions                                 20,764,079
Net Increase in Net Assets from Operations                         $35,784,260


See notes to financial statements.


ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO o 21


STATEMENT OF CHANGES IN NET ASSETS

                                                Six Months Ended   Year Ended
                                                 March 31, 2007   September 30,
                                                  (unaudited)         2006
                                                ----------------  -------------
Increase (Decrease) in Net Assets
from Operations
Net investment income                              $15,020,181     $32,431,046
Net realized gain (loss) on investment
  transactions                                      18,624,229      (4,842,396)
Net change in unrealized
  appreciation/depreciation
  of investments                                     2,139,850      (7,045,801)
Net increase in net assets from
  operations                                        35,784,260      20,542,849

Dividends to Shareholders from
Net investment income
  Class A                                          (11,190,340)    (22,942,215)
  Class B                                           (2,137,732)     (5,779,960)
  Class C                                           (2,089,594)     (4,433,687)
  Advisor Class                                       (165,957)       (289,824)
  Class R                                               (4,373)         (4,155)
  Class K                                              (11,474)         (1,687)
  Class I                                               (8,015)         (5,133)

Capital Stock Transactions
Net decrease                                       (33,706,621)   (136,946,182)

Total decrease                                     (13,529,846)   (149,859,994)
Net Assets
Beginning of period                                611,985,935     761,845,929

End of period (including
  undistributed/(distributions in
  excess of) net investment income
  of ($510,256) and $77,048,
  respectively)                                   $598,456,089    $611,985,935


See notes to financial statements.


22 o ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO


NOTES TO FINANCIAL STATEMENTS
March 31, 2007 (unaudited)

NOTE A
Significant Accounting Policies

AllianceBernstein Bond Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund, which is a Maryland corporation, operates as a series company currently comprised of three portfolios: the Corporate Bond Portfolio, the Intermediate Bond Portfolio, and the U.S. Government Portfolio. Each series is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the Corporate Bond Portfolio. The Corporate Bond Portfolio (the "Portfolio") offers Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 3% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares six years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All seven classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Fund's Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. ("NASDAQ")) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no


ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO o 23


sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, ("OTC") are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (the "Adviser") may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer's financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

2. Taxes

It is the Portfolio's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and


24 o ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO


net unrealized appreciation/depreciation as such income and/or gains are earned.

3. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the trade date the securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

4. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

5. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B
Advisory Fee and Other Transactions With Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .50% of the first $2.5 billion, ..45% of the next $2.5 billion and .40% in excess of $5 billion, of the Portfolio's average daily net assets. Prior to September 7, 2004, the Portfolio paid the Adviser an advisory fee at an annual rate of .625% of the first $500 million and .50% in excess of $500 million of the Portfolio's average daily net assets. The fee is accrued daily and paid monthly.

Pursuant to the advisory agreement, the Portfolio paid $50,985 to the Adviser representing the cost of certain legal and accounting services provided to the Portfolio by the Adviser for the six months ended March 31, 2007.

The Portfolio compensates AllianceBernstein Investor Services, Inc. ("ABIS"), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the


ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO o 25


Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub accounting services and/or networking services. Such compensation retained by ABIS amounted to $239,037 for the six months ended March 31, 2007.

For the six months ended March 31, 2007, the Portfolio's expenses were reduced by $23,765 under an expense offset arrangement with ABIS.

AllianceBernstein Investments, Inc. (the "Distributor"), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Portfolio's shares. The Distributor has advised the Portfolio that it has retained front-end sales charge of $8,055 from the sale of Class A shares and received $2,801, $17,021 and $3,138 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the six months ended March 31, 2007.

The Portfolio may invest in the AllianceBernstein Fixed-Income Shares, Inc.-Prime STIF Portfolio and the AllianceBernstein Fixed-Income Shares, Inc.-Government STIF Portfolio (collectively, the "STIF Portfolios"), open-end management investment companies managed by the Adviser. The STIF Portfolios are offered as cash management options to mutual funds, trusts, and other accounts managed by the Adviser, and are not available for direct purchase by members of the public. The STIF Portfolios pay no investment management fees.

NOTE C
Distribution Services Agreement

The Portfolio has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Portfolio pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Portfolio's average daily net assets attributable to Class A shares, 1% of the Portfolio's average daily net assets attributable to both Class B and Class C shares, .50% of the Portfolio's average daily net assets attributable to Class R shares and .25% of the Portfolio's average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has incurred expenses in excess of the distribution costs reimbursed by the Portfolio in the amounts of $10,036,953, $5,827,981, $7,210 and $1,586 for Class B, Class C, Class R and
Class K shares, respectively. Such costs may be recovered from the Portfolio in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Portfolio's shares.


26 o ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO


NOTE D
Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended March 31, 2007 were as follows:

                                                    Purchases        Sales
                                                   -----------    ------------
Investment securities (excluding
  U.S. government securities)                      $71,843,819    $165,104,359
U.S. government securities                          76,008,885       9,900,787

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation                                      $12,192,426
Gross unrealized depreciation                                       (5,205,331)
Net unrealized appreciation                                         $6,987,095

1. Option Transactions

For hedging and investment purposes, the Portfolio may purchase and write
(sell) put and call options on U.S. and foreign securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has


ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO o 27


realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio's selling or buying a security or currency at a price different from the current market value. For the six months ended March 31, 2007, the Portfolio had no transactions in written options.

2. Swap Agreements

The Portfolio may enter into swaps to hedge its exposure to interest rates and credit risk or for investment purposes. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities.

As of October 1, 2003, the Portfolio has adopted the method of accounting for interim payments on swap contracts in accordance with Financial Accounting Standards Board Statement No. 133. The Portfolio accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities. Once the interim payments are settled in cash, the net amount is recorded as realized gain/loss on swaps, in addition to realized gain/loss recorded upon termination of swap contracts on the statement of operations. Prior to October 1, 2003, these interim payments were reflected within interest income/expense in the statement of operations. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation/depreciation of investments.

The Portfolio may enter into credit default swaps. The Portfolio may purchase credit protection on the referenced obligation of the credit default swap ("Buy Contract") or provide credit protection on the referenced obligation of the credit default swap ("Sale Contract"). A sale/(buy) in a credit default swap provides upon the occurrence of a credit event, as defined in the swap agreement, for the


28 o ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO


Portfolio to buy/(sell) from/(to) the counterparty at the notional amount (the "Notional Amount") and receive/(deliver) the principal amount of the referenced obligation. If a credit event occurs, the maximum payout amount for a Sale Contract is limited to the Notional Amount of the swap contract ("Maximum Payout Amount"). During the term of the swap agreement, the Portfolio receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon interest rate applied to the Notional Amount. These interim payments are recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities.

Credit default swaps may involve greater risks than if a Portfolio had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Portfolio is a buyer and no credit event occurs, it will lose its investment. In addition, if the Portfolio is a seller and a credit event occurs, the value of the referenced obligation received by the Portfolio coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a loss to the Portfolio.

At March 31, 2007, the Portfolio had Sale Contracts outstanding with Maximum Payout Amounts aggregating $15,000,000, with net unrealized appreciation of $71,384, and terms of less than one year to 5 years, as reflected in the portfolio of investments.

In certain circumstances, the Portfolio may hold Sale Contracts on the same referenced obligation and with the same counterparty it has purchased credit protection, which may reduce its obligation to make payments on Sale Contracts, if a credit event occurs.

3. Reverse Repurchase Agreements

Under a reverse repurchase agreement, the Portfolio sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Portfolio enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value at least equal to the repurchase price.

For the six months ended March 31, 2007, the Portfolio had no transactions in reverse repurchase agreements.

4. Financial Futures Contracts

The Portfolio may buy or sell financial futures contracts for the purpose of hedging its portfolio against adverse effects of anticipated movements in the market. The Portfolio bears the market risk that arises from changes in the value of these financial instruments and the imperfect correlation between movements


ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO o 29


in the price of the futures contracts and movements in the price of the securities hedged or used for cover.

At the time the Portfolio enters into a futures contract, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is affected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

NOTE E
Securities Lending

The Portfolio has entered into a securities lending agreement with AG Edwards & Sons, Inc. (the "Lending Agent"). Under the terms of the agreement, the Lending Agent, on behalf of the Portfolio, administers the lending of portfolio securities to certain broker-dealers. In return, the Portfolio receives fee income from the lending transactions or it retains a portion of interest on the investment of any cash received as collateral. The Portfolio also continues to receive dividends or interest on the securities loaned. Unrealized gain or loss on the value of the securities loaned that may occur during the term of the loan will be reflected in the accounts of the Portfolio. All loans are continuously secured by collateral exceeding the value of the securities loaned. All collateral consists of either cash or U.S. government securities. The Lending Agent may invest the cash collateral received in accordance with the investment restrictions of the Portfolio in one or more of the following investments: U.S. government or U.S. government agency obligations, bank obligations, corporate debt obligations, asset-backed securities, investment funds, structured products, repurchase agreements and an eligible money market fund. The Lending Agent will indemnify the Portfolio for any loss resulting from a borrower's failure to return a loaned security when due. As of March 31, 2007, the Portfolio had loaned securities with a value of $42,796,217 and received cash collateral which was invested in short-term securities valued at $44,723,161 as included in the accompanying portfolio of investments. For the six months ended March 31, 2007, the Portfolio earned fee income of $26,121 which is included in interest income in the accompanying statement of operations.


30 o ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO


NOTE F
Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

                               Shares                        Amount
                    ---------------------------  ------------------------------
                  Six Months Ended  Year Ended  Six Months Ended   Year Ended
                   March 31, 2007  September 30,  March 31, 2007  September 30,
                     (unaudited)       2006       (unaudited)        2006
                     ------------  ------------  --------------  --------------
Class A
Shares sold            2,352,038     4,016,871    $ 28,510,467   $  47,460,818
Shares issued in
  reinvestment of
  dividends              681,249     1,421,001       8,213,772      16,688,135
Shares converted
  from Class B           895,863     1,549,291      10,869,214      18,205,393
Shares redeemed       (4,704,525)  (12,098,632)    (56,762,920)   (141,944,764)
Net decrease            (775,375)   (5,111,469)   $ (9,169,467)  $ (59,590,418)

Class B
Shares sold              350,364       568,651    $  4,260,592   $   6,746,239
Shares issued in
  reinvestment of
  dividends              127,464       345,832       1,533,050       4,059,344
Shares converted
  to Class A             896,947    (1,551,187)     10,869,214     (18,205,393)
Shares redeemed       (2,990,722)   (4,567,131)    (36,150,910)    (53,557,445)
Net decrease          (1,615,947)   (5,203,835)   $(19,488,054)  $ (60,957,255)

Class C
Shares sold              295,701       729,227    $ 3,573,115    $  8,623,570
Shares issued in
  reinvestment of
  dividends              100,791       235,393       1,212,269       2,762,415
Shares redeemed         (922,402)   (2,492,475)    (11,116,221)    (29,249,350)
Net decrease            (525,910)   (1,527,855)   $ (6,330,837)  $ (17,863,365)

Advisor Class
Shares sold              198,961       116,355    $  2,443,620   $   1,379,179
Shares issued in
  reinvestment of
  dividends               13,214        23,818         159,298         279,359
Shares redeemed          (81,388)      (92,863)       (985,310)     (1,097,124)
Net increase             130,787        47,310    $  1,617,608   $     561,414


ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO o 31


                               Shares                        Amount
                    ---------------------------  ------------------------------
                  Six Months Ended  Year Ended  Six Months Ended   Year Ended
                   March 31, 2007  September 30,  March 31, 2007  September 30,
                     (unaudited)       2006       (unaudited)        2006
                     ------------  ------------  --------------  --------------
Class R
Shares sold                8,385        11,499       $ 102,750        $134,961
Shares issued in
  reinvestment of
  dividends                  349           338           4,213           3,949
Shares redeemed           (1,364)       (1,913)        (16,433)        (22,485)
Net increase               7,370         9,924       $  90,530        $116,425
Class K
Shares sold                6,186        51,419       $  74,250        $603,189
Shares issued in
  reinvestment of
  dividends                  861            14          10,246             158
Shares redeemed          (54,300)           -0-       (663,058)             -0-
Net increase
  (decrease)             (47,253)       51,433       $(578,562)       $603,347
Class I
Shares sold               12,143        19,527       $ 146,958        $226,810
Shares issued in
  reinvestment of
  dividends                  634           385           7,668           4,467
Shares redeemed             (201)       (4,099)         (2,465)        (47,607)
Net increase              12,576        15,813       $ 152,161        $183,670

NOTE G
Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $250 million revolving credit facility (the "Facility") to provide short-term financing if necessary, in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in the miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the six months ended March 31, 2007.

NOTE H
Risks Involved in Investing in the Fund

Interest Rate Risk and Credit Risk--Interest rate risk is the risk that changes in interest rates will affect the value of the Portfolio's investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Portfolio's investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract,


32 o ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO


will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as "junk bonds") have speculative elements or are predominantly speculative risks.

Foreign Securities Risk--Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Indemnification Risk--In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio's maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE I
Distributions to Shareholders

The tax character of distributions to be paid for the year ending September 30, 2007 will be determined at the end of the current fiscal year. The tax character of distribution paid during the fiscal years ended September 30, 2006 and September 30, 2005 were as follows:

                                                  September 30,   September 30,
                                                      2006            2005
                                                  -------------   -------------
Distributions paid from:
  Ordinary income                                  $33,456,661     $41,403,689

  Total taxable distributions                       33,456,661      41,403,689

Total distributions paid                           $33,456,661     $41,403,689


ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO o 33


As of September 30, 2006, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income                                 $   1,205,873
Accumulated capital and other losses                           (289,818,908)(a)
Unrealized appreciation/(depreciation)                            5,398,237(b)
Total accumulated earnings/(deficit)                          $(283,214,798)(c)

(a) On September 30, 2006, the Portfolio had a net capital loss carryforward for federal income tax purposes of$283,462,759 of which $42,210,031 expires in the year 2007, $54,554,000 expires in the year 2008, $52,066,319 expires in the year 2009 and $134,632,409 expires in the year 2010. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. During the fiscal year, the Portfolio utilized capital loss carryforwards of $1,350,278. For the fiscal year ended September 30, 2006, the Portfolio deferred to October 1, 2006, post-October capital losses of $6,356,149.

(b) The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the difference between book and tax treatment of swap income and the difference between book and tax amortization methods for premium.

(c) The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable to dividends payable.

Note J
Legal Proceedings

As has been previously reported, the staff of the U.S. Securities and Exchange commission ("SEC") and the Office of New York Attorney General ("NYAG") have been investigating practices in the mutual fund industry identified as "market timing" and late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, the Adviser confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission ("SEC Order"). The agreement with the NYAG is memorialized in an Assurance of Discontinuance dated September 1, 2004 ("NYAG Order"). Among the key provisions of these agreements are the following:

    (i) The Adviser agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund


34 o ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO


due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;

   (ii) The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds until December 31, 2008; and

  (iii) The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order and the NYAG Order contemplate that the Adviser's registered investment company clients, including the Fund, will introduce governance and compliance changes.

In anticipation of final, definitive documentation of the NYAG Order and effective January 1, 2004, the Adviser began waiving a portion of its advisory fee. On September 7, 2004, the Fund's investment advisory agreement was amended to reflect the reduced advisory fee. For more information on this waiver and amendment to the Fund's investment advisory agreement, please see "Advisory Fee and Other Transactions with Affiliates" above.

A special committee of the Adviser's Board of Directors, comprised of the members of the Adviser's Audit Committee and the other independent member of the Adviser's Board, directed and oversaw an internal investigation and a comprehensive review of the facts and circumstances relevant to the SEC's and the NYAG's investigations.

In addition, the Independent Directors of the Fund ("the Independent Directors") have conducted an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel.

On October 2, 2003, a purported class action complaint entitled Hindo, et al.
v. AllianceBernstein Growth & Income Fund, et al. ("Hindo Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P. ("Alliance Holding"), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser ("Alliance defendants"), and certain other defendants not affiliated with the Adviser, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the Alliance defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in "late trading" and "market timing" of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206


ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO o 35


and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Since October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. The plaintiffs in such lawsuits have asserted a variety of theories for recovery including, but not limited to, violations of the Securities Act, the Exchange Act, the Advisers Act, the Investment Company Act, the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), certain state securities laws and common law. All state court actions against the Adviser either were voluntarily dismissed or removed to federal court. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred all actions to the United States District Court for the District of Maryland (the "Mutual Fund MDL").

On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the SEC Order and the NYAG Order.

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding ("MOU") containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The derivative claims brought on behalf of Alliance Holding remain pending.

On February 10, 2004, the Adviser received (i) a subpoena duces tecum from the Office of the Attorney General of the State of West Virginia and (ii) a request for information from West Virginia's Office of the State Auditor, Securities Commission (the "West Virginia Securities Commissioner") (together, the "Information Requests"). Both Information Requests require the Adviser to produce documents concerning, among other things, any market timing or late trading in the Adviser's sponsored mutual funds. The Adviser responded to the Information Requests and has been cooperating fully with the investigation.

On April 11, 2005, a complaint entitled The Attorney General of the State of West Virginia v. AIM Advisors, Inc., et al. ("WVAG Complaint") was filed against the Adviser, Alliance Holding, and various other defendants not affiliated with the Adviser. The WVAG Complaint was filed in the Circuit Court of Marshall


36 o ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO


County, West Virginia by the Attorney General of the State of West Virginia. The WVAG Complaint makes factual allegations generally similar to those in the Hindo Complaint. On October 19, 2005, the WVAG Complaint was transferred to the Mutual Fund MDL.

On August 30, 2005, the West Virginia Securities Commissioner signed a Summary Order to Cease and Desist, and Notice of Right to Hearing addressed to the Adviser and Alliance Holding. The Summary Order claims that the Adviser and Alliance Holding violated the West Virginia Uniform Securities Act, and makes factual allegations generally similar to those in the Commission Order and the NYAG Order. On January 26, 2006, the Adviser, Alliance Holding, and various unaffiliated defendants filed a Petition for Writ of Prohibition and Order Suspending Proceedings in West Virginia state court seeking to vacate the Summary Order and for other relief. The court denied the writ and in September 2006 the Supreme Court of Appeals declined the defendants' petition for appeal. On September 22, 2006, Alliance and Alliance Holding filed an answer and motion to dismiss the Summary Order with the Securities Commissioner.

On June 22, 2004, a purported class action complaint entitled Aucoin, et al. v. Alliance Capital Management L.P., et al. ("Aucoin Complaint") was filed against the Adviser, Alliance Holding, Alliance Capital Management Corporation, AXA Financial, Inc., AllianceBernstein Investment Research & Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein mutual funds as nominal defendants. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of an AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from fund assets to broker-dealers in exchange for preferential marketing services,
(ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the Investment Company Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts, an accounting of all fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.


ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO o 37


Since June 22, 2004, nine additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Adviser and certain other defendants. All nine of the lawsuits (i) were brought as class actions filed in the United States District Court for the Southern District of New York, (ii) assert claims substantially identical to the Aucoin Complaint, and (iii) are brought on behalf of shareholders of the Funds.

On February 2, 2005, plaintiffs filed a consolidated amended class action complaint ("Aucoin Consolidated Amended Complaint") that asserts claims substantially similar to the Aucoin Complaint and the nine additional lawsuits referenced above. On October 19, 2005, the District Court dismissed each of the claims set forth in the Aucoin Consolidated Amended Complaint, except for plaintiffs' claim under Section 36(b) of the Investment Company Act. On January 11, 2006, the District Court granted defendants' motion for reconsideration and dismissed the remaining Section 36(b) claim. On May 31, 2006 the District Court denied plaintiffs' motion for leave to file an amended complaint. On July 5, 2006, plaintiffs filed a notice of appeal. On October 4, 2006 the appeal was withdrawn by stipulation, with plaintiffs reserving the right to reinstate it at a later date.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds' shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

Note K
Recent Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing a fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded in the current period. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. On December 22, 2006, the Securities and Exchange


38 o ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO


Commission notified the industry that the implementation of FIN 48 by registered investment companies could be delayed until the last business day of the first required financial statement reporting period for fiscal years beginning after December 15, 2006. At this time, management is evaluating the implications of FIN 48 and its impact on the financial statements has not yet been determined.

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" ("FAS 157"). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact on the financial statements has not yet been determined.


ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO o 39


FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                        Class A
                          ---------------------------------------------------------------------------------------------------------
                          Six Months
                               Ended                                                            July 1,
                           March 31,                     Year Ended September 30,               2003 to      Year Ended June 30,
                                2007            -----------------------------------------     Sept. 30,    ------------------------
                         (unaudited)              2006            2005          2004(a)         2003(b)      2003         2002(c)
                          ---------------------------------------------------------------------------------------------------------
Net asset value,
  beginning of period         $11.84            $12.01          $12.18          $11.97          $12.03       $10.70       $12.29

Income From Investment
  Operations
Net investment
  income(d)                      .31               .59             .66             .75(e)          .18          .77          .94
Net realized and
  unrealized gain (loss)
  on investment
  transactions                   .42              (.15)           (.19)            .18            (.06)        1.35        (1.55)
Net increase (decrease)
  in net asset value
  from operations                .73               .44             .47             .93             .12         2.12         (.61)

Less: Dividends and
  Distributions
Dividends from net
  investment income             (.33)             (.61)           (.64)           (.72)           (.18)        (.76)        (.94)
Tax return of capital             -0-               -0-             -0-             -0-             -0-        (.03)        (.04)
Total dividends and
  distributions                 (.33)             (.61)           (.64)           (.72)           (.18)        (.79)        (.98)
Net asset value,
  end of period               $12.24            $11.84          $12.01          $12.18          $11.97       $12.03       $10.70

Total Return
Total investment return
  based on net asset
  value(f)                      6.18%             3.86%           3.86%           8.01%           1.06%       20.75%       (5.51)%

Ratios/Supplemental
  Data
Net assets,
  end of period
  (000's omitted)           $420,230          $415,539        $483,169        $512,458        $535,318     $555,979     $520,984
Ratio to average net
  assets of:
  Expenses, net of
    waivers/
    reimbursements              1.11%(h)          1.11%(g)        1.08%           1.16%           1.20%(h)     1.16%        1.12%
  Expenses, before
    waivers/
    reimbursements              1.11%(h)          1.11%(g)        1.08%           1.20%           1.20%(h)     1.16%        1.12%
  Expenses, before
    waivers/
    reimbursements,
    excluding interest
    expense                     1.11%(h)          1.11%(g)        1.08%           1.12%           1.15%(h)     1.13%        1.09%
  Net investment
    income                      5.19%(h)          5.06%(g)        5.38%           6.25%(e)        6.18%(h)     6.96%        7.79%
Portfolio turnover rate           25%               73%            127%            230%             65%         171%         276%


See footnote summary on page 47.


40 o ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period


                                                                        Class B
                          ---------------------------------------------------------------------------------------------------------
                          Six Months
                               Ended                                                            July 1,
                           March 31,                     Year Ended September 30,               2003 to      Year Ended June 30,
                                2007            -----------------------------------------     Sept. 30,    ------------------------
                         (unaudited)              2006            2005          2004(a)         2003(b)      2003         2002(c)
                          ---------------------------------------------------------------------------------------------------------
Net asset value,
  beginning of period         $11.82            $12.00          $12.17          $11.96          $12.02       $10.70       $12.30

Income From Investment
  Operations
Net investment
  income(d)                      .27               .51             .57             .66(e)          .16          .69          .85
Net realized and
  unrealized gain (loss)
  on investment
  transactions                   .42              (.16)           (.19)            .19            (.06)        1.35        (1.55)
Net increase (decrease)
  in net asset value
  from operations                .69               .35             .38             .85             .10         2.04         (.70)

Less: Dividends and
  Distributions
Dividends from net
  investment income             (.28)             (.53)           (.55)           (.64)           (.16)        (.70)        (.85)
Distributions in excess
  of net investment
  income                          -0-               -0-             -0-             -0-             -0-          -0-        (.01)
Tax return of capital             -0-               -0-             -0-             -0-             -0-        (.02)        (.04)
Total dividends and
  distributions                 (.28)             (.53)           (.55)           (.64)           (.16)        (.72)        (.90)
Net asset value,
  end of period               $12.23            $11.82          $12.00          $12.17          $11.96       $12.02       $10.70

Total Return
Total investment return
  based on net asset
  value(f)                      5.89%             3.05%           3.13%           7.26%            .88%       19.85%       (6.23)%

Ratios/Supplemental
  Data
Net assets,
  end of period
  (000's omitted)            $82,676           $99,052        $162,973        $251,173        $383,763     $418,095     $458,394
Ratio to average net
  assets of:
  Expenses, net of
    waivers/
    reimbursements              1.85%(h)          1.84%(g)        1.80%           1.89%           1.92%(h)     1.88%        1.83%
  Expenses, before
    waivers/
    reimbursements              1.85%(h)          1.84%(g)        1.80%           1.93%           1.92%(h)     1.88%        1.83%
  Expenses, before
    waivers/
    reimbursements,
    excluding interest
    expense                     1.85%(h)          1.84%(g)        1.79%           1.84%           1.87%(h)     1.85%        1.80%
  Net investment
    income                      4.45%(h)          4.33%(g)        4.65%           5.55%(e)        5.48%(h)     6.27%        7.05%
Portfolio turnover rate           25%               73%            127%            230%             65%         171%         276%


See footnote summary on page 47.


ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO o 41


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                        Class C
                          ---------------------------------------------------------------------------------------------------------
                          Six Months
                               Ended                                                            July 1,
                           March 31,                     Year Ended September 30,               2003 to      Year Ended June 30,
                                2007            -----------------------------------------     Sept. 30,    ------------------------
                         (unaudited)              2006            2005          2004(a)         2003(b)      2003         2002(c)
                          ---------------------------------------------------------------------------------------------------------
Net asset value,
  beginning of period         $11.83            $12.01          $12.18          $11.96          $12.02       $10.70       $12.30

Income From Investment
  Operations
Net investment
  income(d)                      .27               .51             .57             .67(e)          .16          .69          .85
Net realized and
  unrealized gain (loss)
  on investment
  transactions                   .41              (.16)           (.19)            .19            (.06)        1.35        (1.55)
Net increase (decrease)
  in net asset value
  from operations                .68               .35             .38             .86             .10         2.04         (.70)

Less: Dividends and
  Distributions
Dividends from net
  investment income             (.28)             (.53)           (.55)           (.64)           (.16)        (.70)        (.85)
Distributions in excess
  of net investment
  income                          -0-               -0-             -0-             -0-             -0-          -0-        (.01)
Tax return of capital             -0-               -0-             -0-             -0-             -0-        (.02)        (.04)
Total dividends and
  distributions                 (.28)             (.53)           (.55)           (.64)           (.16)        (.72)        (.90)
Net asset value,
  end of period               $12.23            $11.83          $12.01          $12.18          $11.96       $12.02       $10.70

Total Return
Total investment return
  based on net asset
  value(f)                      5.81%             3.05%           3.14%           7.35%            .88%       19.85%       (6.23)%

Ratios/Supplemental
  Data
Net assets,
  end of period
  (000's omitted)            $87,641           $90,972        $110,680        $126,685        $157,719     $168,123     $179,418
Ratio to average net
  assets of:
  Expenses, net of
    waivers/
    reimbursements              1.82%(h)          1.82%(g)        1.79%           1.87%           1.91%(h)     1.87%        1.82%
  Expenses, before
    waivers/
    reimbursements              1.82%(h)          1.82%(g)        1.79%           1.92%           1.91%(h)     1.87%        1.82%
  Expenses, before
    waivers/
    reimbursements,
    excluding interest
    expense                     1.82%(h)          1.82%(g)        1.78%           1.84%           1.86%(h)     1.84%        1.79%
  Net investment
    income                      4.48%(h)          4.36%(g)        4.65%           5.55%(e)        5.49%(h)     6.28%        7.07%
Portfolio turnover rate           25%               73%            127%            230%             65%         171%         276%


See footnote summary on page 47.


42 o ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period


                                                                             Advisor Class
                                         ---------------------------------------------------------------------------------------
                                          Six Months
                                               Ended                                                       July 1,   August 8,
                                           March 31,                    Year Ended September 30,          2003 to,  2002(i) to
                                                2007          ----------------------------------------   Sept. 30,    June 30,
                                         (unaudited)            2006              2005        2004(a)      2003(b)        2003
                                         ---------------------------------------------------------------------------------------
Net asset value,
  beginning of period                         $11.83          $12.01            $12.19        $11.98       $12.03       $10.21

Income From Investment
  Operations
Net investment income(d)                         .33             .63               .68           .84(e)       .19          .69
Net realized and unrealized
  gain (loss) on investment
  transactions                                   .42            (.16)             (.18)          .13         (.05)        1.85
Net increase in net asset value
  from operations                                .75             .47               .50           .97          .14         2.54

Less: Dividends and
  Distributions
Dividends from net investment
  income                                        (.34)           (.65)             (.68)         (.76)        (.19)        (.70)
Tax return of capital                             -0-             -0-               -0-           -0-          -0-        (.02)
Total dividends and distributions               (.34)           (.65)             (.68)         (.76)        (.19)        (.72)
Net asset value, end of period                $12.24          $11.83            $12.01        $12.19       $11.98       $12.03

Total Return
Total investment return based on
  net asset value(f)                            6.43%           4.09%             4.10%         8.34%        1.22%       25.70%

Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                             $7,245          $5,457            $4,971           $86       $2,883       $2,298
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements                               .80%(h)         .81%(g)           .83%          .88%         .91%(h)      .88%(h)
  Expenses, before waivers/
    reimbursements                               .80%(h)         .81%(g)           .83%          .92%         .91%(h)      .88%(h)
  Expenses, before waivers/
    reimbursements, excluding
    interest expense                             .80%(h)         .81%(g)           .82%          .83%         .86%(h)      .85%(h)
  Net investment income                         5.47%(h)        5.37%(g)          5.62%         6.52%(e)     6.51%(h)     6.90%(h)
Portfolio turnover rate                           25%             73%              127%          230%          65%         171%


See footnote summary on page 47.


ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO o 43


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                          Class R
                                            ------------------------------------------------------------------
                                               Six Months
                                                    Ended                                        November 3,
                                                March 31,          Year Ended September 30,       2003(i) to
                                                     2007        ----------------------------      Sept. 30,
                                              (unaudited)            2006              2005          2004(a)
                                            ------------------------------------------------------------------
Net asset value, beginning of period               $11.84          $12.02            $12.18          $11.88

Income From Investment Operations
Net investment income(d)                              .29             .56               .60             .66(e)
Net realized and unrealized gain (loss) on
  investment transactions                             .42            (.16)             (.15)            .27
Net increase in net asset value from
  operations                                          .71             .40               .45             .93

Less: Dividends
Dividends from net investment income                 (.31)           (.58)             (.61)           (.63)
Net asset value, end of period                     $12.24          $11.84            $12.02          $12.18

Total Return
Total investment return based on net asset
  value(f)                                           6.03%           3.46%             3.71%           8.04%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)            $245            $150               $33             $10
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements            1.38%(h)        1.36%(g)          1.39%           1.34%(h)
  Expenses, before waivers/reimbursements            1.38%(h)        1.36%(g)          1.39%           1.39%(h)
  Expenses, before waivers/reimbursements,
    excluding interest expense                       1.38%(h)        1.36%(g)          1.38%           1.31%(h)
  Net investment income                              4.95%(h)        4.92%(g)          5.02%           6.04%(e)(h)
Portfolio turnover rate                                25%             73%              127%            230%


See footnote summary on page 47.


44 o ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period


                                                                               Class K
                                                           ------------------------------------------------
                                                           Six Months
                                                                Ended                           March 1,
                                                            March 31,         Year Ended      2005(i) to
                                                                 2007          Sept. 30,       Sept. 30,
                                                          (unaudited)               2006            2005
                                                           ------------------------------------------------
Net asset value, beginning of period                           $11.84             $12.01          $12.48

Income From Investment Operations
Net investment income(d)                                          .34                .34             .37
Net realized and unrealized gain (loss) on investment
  transactions                                                    .39                .11+           (.48)
Net increase (decrease) in net asset value from operations        .73                .45            (.11)

Less: Dividends
Dividends from net investment income                             (.33)              (.62)           (.36)
Net asset value, end of period                                 $12.24             $11.84          $12.01

Total Return
Total investment return based on net asset value(f)              6.20%              3.94%           (.89)%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)                         $61               $619             $10
Ratio to average net assets of:
  Expenses                                                       1.07%(h)           1.03%(g)        1.10%(h)
  Expenses, excluding interest expense                           1.07%(h)           1.03%(g)        1.10%(h)
  Net investment income                                          5.14%(h)           5.51%(g)        5.25%(h)
Portfolio turnover rate                                            25%                73%            127%


See footnote summary on page 47.


ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO o 45


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period


                                                                                Class I
                                                           ------------------------------------------------
                                                            Six Months
                                                                 Ended                           March 1,
                                                             March 31,         Year Ended      2005(i) to
                                                                  2007          Sept. 30,       Sept. 30,
                                                           (unaudited)               2006            2005
                                                           ------------------------------------------------
Net asset value, beginning of period                            $11.84             $12.01          $12.48

Income From Investment Operations
Net investment income(d)                                           .34                .64             .40
Net realized and unrealized gain (loss) on investment
  transactions                                                     .41               (.16)           (.49)
Net increase (decrease) in net asset value from operations         .75                .48            (.09)

Less: Dividends
Dividends from net investment income                              (.35)              (.65)           (.38)
Net asset value, end of period                                  $12.24             $11.84          $12.01

Total Return
Total investment return based on net asset value(f)               6.37%              4.22%           (.70)%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)                         $358               $197             $10
Ratio to average net assets of:
  Expenses                                                         .75%(h)            .73%(g)         .79%(h)
  Expenses, excluding interest expense                             .75%(h)            .73%(g)         .79%(h)
  Net investment income                                           5.60%(h)           5.58%(g)        5.59%(h)
Portfolio Turnover Rate                                             25%                73%            127%

See footnote summary on page 47.


46 o ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO


(a) As of October 1, 2003, the Portfolio has adopted the method of accounting for interim payments on swap contracts in accordance with Financial Accounting Standards Board Statement No. 133. These interim payments are reflected within net realized and unrealized gain (loss) on swap contracts, however, prior to October 1, 2003, these interim payments were reflected within interest income/expense on the statement of operations. The effect of this change for the year ended September 30, 2004, was to increase net investment income per share by $.02 for Class A, B, C, Advisor Class and Class R and decrease net realized and unrealized gain on investment transactions per share by $.02 for Classs A, B, C, Advisor Class and Class R. Consequently, the ratios of net investment income to average net assets increased by 0.18%, 0.16%, 0.16%, 0.18% and 0.17% for Class A, B, C, Advisor Class and Class R, respectively.

(b)  The Portfolio changed its fiscal year end from June 30 to September 30.

(c) As required, effective July 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of InvestmentCompanies, and began amortizing premium on debt securities for financial statement reporting purposes only. The effect of this change for the year ended June 30, 2002 was to decrease net investment income per share by $.03, increase net realized and unrealized gain on investment transactions per share by $.03, and decrease the ratio of net investment income to average net assets from 5.56% to 5.15% for Class A, from 4.82% to 4.41% for Class B, from 4.83% to 4.42% for Class C and from 5.81% to 5.41% for Advisor Class. Per share, ratios and supplemental data for periods prior to July 1, 2001 have not been restated to reflect this change in presentation.

(d)  Based on average shares outstanding.

(e)  Net of fees and expenses waived/reimbursed by the Adviser.

(f) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(g)  The ratio includes expenses attributable to costs of proxy solicitation.

(h)  Annualized.

(i)  Commencement of distributions.

+    Due to the timing of sales and repurchases of capital shares, the net realized and unrealized gain (loss) on investment transactions for the period.


ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO o 47


BOARD OF DIRECTORS

William H. Foulk, Jr.(1), Chairman
Marc O. Mayer, President and Chief Executive Officer
David H. Dievler(1)
John H. Dobkin(1)
Michael J. Downey(1)
D. James Guzy(1)
Nancy P. Jacklin(1)
Marshall C. Turner, Jr.(1)
Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Andrew M. Aran(2), Vice President
Gershon Distenfeld(2), Vice President
Jeffrey S. Phlegar(2), Vice President
Lawrence J. Shaw(2), Vice President
Emilie D. Wrapp, Secretary
Joseph J. Mantineo, Treasurer and Chief Financial Officer
Vincent S. Noto, Controller

Custodian

State Street Bank & Trust Company
One Lincoln Street
Boston, MA 02111

Principal Underwriter

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Transfer Agent

AllianceBernstein Investor Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm

Ernst & Young LLP
5 Times Square
New York, NY 10036

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004


(1) Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2) The day-to-day management of and investment decisions for the Portfolio are made by the Global Credit Investment Team. Messrs. Aran, Distenfeld, Phlegar and Shaw are the investment professionals with the most significant responsibility for the day-to-day management of the Portfolio.


48 o ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO


Information Regarding the Review and Approval of the Portfolio's Investment Advisory Contract

In this disclosure, the term "Fund" refers to AllianceBernstein Bond Fund, Inc., and the term "Portfolio" refers to the Corporate Bond Portfolio.

The Fund's disinterested directors (the "directors") unanimously approved the continuance of the Investment Advisory Contract (the "Advisory Agreement") between the Fund and the Adviser in respect of the Portfolio at a meeting held on October 31-November 2, 2006.

In preparation for the meeting, the directors had requested from the Adviser and received and evaluated extensive materials, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by Lipper Inc. ("Lipper"), which is not affiliated with the Adviser. The directors also reviewed an independent evaluation from the Fund's Senior Officer (who is also the Fund's Independent Compliance Officer) of the reasonableness of the advisory fees in the Advisory Agreement in respect of the Portfolio (as contemplated by the September 2004 Assurance of Discontinuance between the Adviser and the New York Attorney General) wherein the Senior Officer concluded that such fees were reasonable. In addition, the directors received a presentation from the Adviser and had an opportunity to ask representatives of the Adviser various questions relevant to the proposed approval. The directors noted that the Senior Officer's evaluation considered the following factors: management fees charged to institutional and other clients of the Adviser for like services; management fees charged by other mutual fund companies for like services; cost to the Adviser and its affiliates of supplying services to the Portfolio pursuant to the Advisory Agreement, excluding any intra-corporate profit; profit margins of the Adviser and its affiliates from supplying such services; possible economies of scale as the Portfolio grows larger; and nature and quality of the Adviser's services, including the performance of the Portfolio.

Prior to voting, the directors reviewed the proposed continuance of the Advisory Agreement in respect of the Portfolio with management and with experienced counsel who are independent of the Adviser and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed continuance. The directors also discussed the proposed continuance in three private sessions at which only the directors, their independent counsel and the Fund's Independent Compliance Officer were present. In reaching their determinations relating to continuance of the Advisory Agreement in respect of the Portfolio, the directors considered all factors they believed relevant, including the following:

     1. information comparing the performance of the Portfolio to other investment companies with similar investment objectives and to an index;


ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO o 49


     2. the nature, extent and quality of investment, compliance, administrative and other services rendered by the Adviser;

     3. payments received by the Adviser from all sources in respect of the Portfolio and all investment companies in the AllianceBernstein Funds complex;

     4. the costs borne by, and profitability of, the Adviser and its affiliates in providing services to the Portfolio and to all investment companies in the AllianceBernstein Funds complex;

     5. comparative fee and expense data for the Portfolio and other investment companies with similar investment objectives;

     6. the extent to which economies of scale would be realized to the extent the Portfolio grows and whether fee levels reflect any economies of scale for the benefit of investors;

     7. the Adviser's policies and practices regarding allocation of portfolio transactions of the Portfolio;

     8. information about "revenue sharing" arrangements that the Adviser has entered into in respect of the Portfolio;

     9. portfolio turnover rates for the Portfolio compared to other investment companies with similar investment objectives;

     10. fall-out benefits which the Adviser and its affiliates receive from their relationships with the Portfolio;

     11. the Adviser's representation that there are no institutional products managed by the Adviser which have a substantially similar investment style as the Portfolio;

     12. the Senior Officer's evaluation of the reasonableness of the fee payable to the Adviser in the Advisory Agreement;

     13. the professional experience and qualifications of the Portfolio's portfolio management team and other senior personnel of the Adviser; and

     14.  the terms of the Advisory Agreement.

The directors also considered their knowledge of the nature and quality of the services provided by the Adviser to the Portfolio gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser's integrity and competence


50 o ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO


they have gained from that experience and the Adviser's responsiveness to concerns raised by them in the past, including the Adviser's willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds.

In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the overall arrangements between the Portfolio and the Adviser, as provided in the Advisory Agreement, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the directors reaching their determinations to approve the continuance of the Advisory Agreement in respect of the Portfolio (including their determinations that the Adviser should continue to be the investment adviser for the Portfolio, and that the fees payable to the Adviser pursuant to the Advisory Agreement are appropriate) were separately discussed by the directors.

Nature, Extent and Quality of Services Provided by the Adviser

The directors noted that, under the Advisory Agreement, the Adviser, subject to the oversight of the directors, administers the Portfolio's business and other affairs. The Adviser manages the investment of the assets of the Portfolio, including making purchases and sales of portfolio securities consistent with the Portfolio's investment objective and policies. Under the Advisory Agreement, the Adviser also provides the Portfolio with such office space, administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Portfolio) and executive and other personnel as are necessary for the Portfolio's operations. The Adviser pays all of the compensation of directors of the Fund who are affiliated persons of the Adviser and of the officers of the Fund.

The directors also considered that the Advisory Agreement provides that the Portfolio will reimburse the Adviser for the cost of certain clerical, accounting, administrative and other services provided at the Portfolio's request by employees of the Adviser or its affiliates. Requests for these "at no more than cost" reimbursements are approved by the directors on a quarterly basis and (to the extent requested and paid) result in a higher rate of total compensation from the Portfolio to the Adviser than the fee rates stated in the Portfolio's Advisory Agreement.

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement and noted that the scope of services provided by advisers of funds had expanded over time as a result of regulatory and other developments. The directors noted, for example, that the Adviser is


ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO o 51


responsible for maintaining and monitoring its own and, to varying degrees, the Portfolio's compliance programs, and that these compliance programs have recently been refined and enhanced in light of current regulatory requirements. The directors considered the quality of the in-house investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Portfolio. The quality of administrative and other services, including the Adviser's role in coordinating the activities of the Portfolio's other service providers, also were considered. The directors also considered the Adviser's response to recent regulatory compliance issues affecting a number of the investment companies in the AllianceBernstein Funds complex. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Portfolio under the Advisory Agreement.

Costs of Services Provided and Profitability to the Adviser

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Portfolio to the Adviser for calendar years 2004 and 2005 that had been prepared with an updated expense allocation methodology arrived at in consultation with an independent consultant. The directors noted that the updated methodology differed in various respects from the methodology used in prior years. The directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data, and noted the Adviser's representation to them that it believed that the methods of allocation used in preparing the profitability information were reasonable and appropriate and that the Adviser had previously discussed with the directors that there is no generally accepted allocation methodology for information of this type.

The directors recognized that it is difficult to make comparisons of profitability from fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser's capital structure and cost of capital. In considering profitability information, the directors considered the effect of fall-out benefits on the Adviser's expenses, as well as the "revenue sharing" arrangements the Adviser has entered into with certain entities that distribute shares of the Portfolio. The directors focused on the profitability of the Adviser's relationship with the Portfolio before taxes and distribution expenses. The directors recognized that the Adviser should generally be entitled to earn a reasonable level of profits for the services it provides to the Portfolio and, based on their review, concluded that they were satisfied that the Adviser's level of profitability from its relationship with the Portfolio was not excessive.

Fall-Out Benefits

The directors considered that the Adviser benefits from soft dollar arrangements whereby it receives brokerage and research services from many of the brokers and


52 o ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO


dealers that execute purchases and sales of securities on behalf of its clients on an agency basis. The directors noted that since the Portfolio does not engage in brokerage transactions, the Adviser does not receive soft dollar benefits in respect of portfolio transactions of the Portfolio.

The directors also considered that the Distributor, which is a wholly-owned subsidiary of the Adviser, receives 12b-1 fees from the Portfolio in respect of classes of shares of the Portfolio that are subject to the Fund's 12b-1 plan and retains a portion of such 12b-1 fees, and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The directors also noted that certain affiliates of the Adviser distribute shares of the Portfolio and receive compensation in that connection and that a subsidiary of the Adviser provides transfer agency services to the Portfolio and receives compensation from the Portfolio for such services.

The directors recognized that the Adviser's profitability would be somewhat lower if the Adviser's affiliates did not receive the benefits described above. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Portfolio.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed comparative performance information for the Portfolio at each regular Board meeting during the year. At the meeting, the directors reviewed a report prepared by Lipper showing performance of the Class A Shares of the Portfolio as compared to a group of 6 funds in its Lipper category selected by Lipper (the "Performance Group") and as compared to a universe of 31 to 11 funds (depending on the year) in its Lipper category selected by Lipper (the "Performance Universe") for periods ended June 30, 2006 over the 1-, 3-, 5- and 10-year periods, and information prepared by the Adviser showing performance of such shares as compared to the Lehman Brothers BAA U.S. Credit Index (the "Index") for periods ended June 30, 2006 over the year to date ("YTD"), 1-, 3-, 5-, 10-year and since inception periods (March 1974 inception). The directors noted that in the Performance Group and Performance Universe comparisons the Portfolio was in the 5th quintile in the 1-year period, 1st quintile in the 3-year period, 3rd quintile in the 5-year period and 2nd quintile in the 10-year period. The comparative information showed that the Portfolio outperformed the Index in the YTD, 1- and 3-year periods and underperformed the Index in the 5- and 10-year and since inception periods. Based on their review and their discussion of the reasons for the Portfolio's recent underperformance with the Adviser, the directors retained confidence in the Adviser's ability to continue to advise the Portfolio and concluded that the Portfolio's investment performance was understandable. The directors informed the Adviser that they planned to closely monitor the Portfolio's performance.


ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO o 53


Advisory Fees and Other Expenses

The directors considered information provided by the Senior Officer based on information obtained from a Lipper database showing the actual advisory fee rate paid by the Portfolio to the Adviser and the fee rates paid by other funds in the same Lipper category as the Portfolio. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The Adviser informed the directors that there are no institutional products managed by it which have a substantially similar investment style as the Portfolio. The directors reviewed information in the Adviser's Form ADV and noted that it charged institutional clients lower fees for advising comparably sized accounts using strategies that differ from those of the Portfolio but which involve investments in securities of the same type that the Portfolio invests in (i.e., fixed income taxable securities).

The Adviser reviewed with the directors the significant differences in the scope of services it provides to institutional clients and to the Portfolio. For example, the Advisory Agreement requires the Adviser to provide, in addition to investment advice, office facilities and officers (including officers to provide required certifications). The Adviser also coordinates the provision of services to the Portfolio by non-affiliated service providers and is responsible for the compensation of the Fund's Independent Compliance Officer and certain related expenses. The provision of these non-advisory services involves costs and exposure to liability. The Adviser explained that many of these services normally are not provided to non-investment company clients, and that fees charged to the Portfolio reflect the costs and risks of the additional obligations. The Adviser also noted that since the Portfolio is constantly issuing and redeeming its shares, it is more difficult to manage than an institutional account, where the assets are relatively stable. In light of these facts, the directors did not place significant weight on these fee comparisons.

The directors also considered the total expense ratio of the Class A shares of the Portfolio in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of comparable funds and an Expense Universe as a broader group, consisting of all funds in the investment classification/objective with a similar load type as the subject Portfolio. The Class A expense ratio of the Portfolio was based on the Portfolio's latest fiscal year expense ratio. The directors recognized that the expense ratio information for the Portfolio potentially reflected on the Adviser's provision of services, as the Adviser is responsible for coordinating services provided to the Portfolio by others. The directors noted that it was likely that the expense ratios of some funds in the Portfolio's Lipper category also were lowered by waivers or reimbursements by those funds' investment advisers, which in some cases were voluntary and perhaps temporary.


54 o ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO


The directors noted that the Portfolio's at approximate current size contractual effective fee rate of 50 basis points was the same as the Expense Group median. The directors noted that the latest fiscal year administrative expense reimbursement by the Portfolio pursuant to the Advisory Agreement was one basis point and that the Adviser's total compensation pursuant to the Portfolio's Advisory Agreement was at a rate that was slightly higher than the Expense Group median. The directors also noted that the Portfolio's total expense ratio was somewhat higher than the Expense Group and Expense Universe medians. The directors also noted that the Adviser had recently reviewed with them steps being taken that are intended to reduce expenses of the AllianceBernstein Funds. The directors concluded that the Portfolio's expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Portfolio contains breakpoints so that, if assets were to increase over the breakpoint levels, the fee rates would be reduced on the incremental assets. The directors also considered a presentation by an independent consultant discussing economies of scale issues in the mutual fund industry. The directors believe that economies of scale are realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no uniform methodology for establishing breakpoints that give effect to fund-specific services provided by the Adviser and to the economies of scale that the Adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect the Portfolio's operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Portfolio, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age and size of a particular fund and its adviser's cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different advisers have different cost structures and service models, it is difficult to draw meaningful conclusions from the comparison of a fund's advisory fee breakpoints with those of comparable funds. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Portfolio's breakpoint arrangements would result in a sharing of economies of scale in the event of a very significant increase in the Portfolio's net assets.


ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO o 55


THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER'S EVALUATION OF INVESTMENT ADVISORY AGREEMENT(1)

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the "Adviser") and the AllianceBernstein Bond Fund, Inc. (the "Fund") in respect of AllianceBernstein Corporate Bond Portfolio (the "Portfolio").(2) The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund for the Directors of the Fund, as required by an August 2004 agreement between the Adviser and the New York State Attorney General (the "NYAG"). The Senior Officer's evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the "40 Act") and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer's evaluation considered the following factors:

     1. Advisory fees charged to institutional and other clients of the Adviser for like services;

     2. Advisory fees charged by other mutual fund companies for like services;

     3. Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

     4. Profit margins of the Adviser and its affiliates from supplying such services;

     5.   Possible economies of scale as the Portfolio grows larger; and

     6. Nature and quality of the Adviser's services including the performance of the Portfolio.

PORTFOLIO ADVISORY FEES, EXPENSE REIMBURSEMENTS & RATIOS

The Adviser proposed that the Portfolio pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in

(1) It should be noted that the information in the fee summary was completed on October 23, 2006 and presented to the Board of Directors on October 31-November 2, 2006.

(2) Future references to the Portfolio do not include "AllianceBernstein." References in the fee summary pertaining to performance and expense ratios refer to Class A shares of the Portfolio.


56 o ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO


connection with the Adviser's settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.(3)

               Net Assets       Advisory Fee Based
                09/30/06         on % of Average
Category        (million)        Daily Net Assets             Portfolio
-------------------------------------------------------------------------------
High Income      $612.3      50 bp on 1st $2.5 billion      Corporate Bond
                             45 bp on next $2.5 billion     Portfolio
                             40 bp on the balance

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. During the most recently completed fiscal year, the Adviser received $92,000 (0.01% of the Portfolio's average daily net assets) for such services.

Set forth below are the Portfolio's total expense ratios for the most recent semi-annual period:

Portfolio                    Total Expense Ratio(4)        Fiscal Year
-------------------------------------------------------------------------------
Corporate Bond Portfolio       Advisor    0.82%            September 30
                               Class A    1.13%
                               Class B    1.85%
                               Class C    1.83%
                               Class R    1.35%
                               Class K    1.04%
                               Class I    0.81%

I. ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes-Oxley Act of 2002, and coordinating with and monitoring the Portfolio's third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although, as previously noted, a portion of the costs are reimbursed by the Portfolio to the Adviser. Also, retail mutual funds managed by the Adviser are widely held. Servicing the

(3) Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser's settlement with the NYAG.

(4)  Annualized.


ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO o 57


Portfolio's investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly if the fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser's view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, it is worth considering information regarding the advisory fees charged to institutional accounts with substantially similar investment styles as the Portfolio. However, with respect to the Portfolio, the Adviser represented that there is no institutional product in the Form ADV that has a substantially similar investment style as the Portfolio.

The Adviser represented that it does not sub-advise any registered investment company with a substantially similar investment style as the Portfolio.

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. ("Lipper"), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services by other investment advisers. Lipper's analysis included the Portfolio's ranking with respect to the proposed advisory fee relative to the median of the Portfolio's Lipper Expense Group ("EG")(5) at the approximate current asset level of the Portfolio.(6)

(5) Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

(6) The contractual management fee is calculated by Lipper using the Portfolio's contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper's total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of "1" means that the Portfolio has the lowest effective fee rate in the Lipper peer group.


58 o ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO


Lipper describes an EG as a representative sample of comparable funds. Lipper's standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes. An EG will typically consist of seven to twenty funds. However, because the Portfolio's original EG had an insufficient number of peers, at the request of the Adviser and the Senior Officer, Lipper expanded the Portfolio's EG to include peers that had a similar (but not the same) Lipper investment classification/objective.

                                                         Lipper
                                      Contractual       Expense
                                       Management        Group
Portfolio                                Fee(7)          Median           Rank
-------------------------------------------------------------------------------
Corporate Bond Portfolio(8)              0.500           0.500            4/11

Because Lipper had expanded the Portfolio's EG, under Lipper's standard guidelines, the Portfolio's Lipper Expense Universe ("EU") was also expanded to include universes of those peers that had a similar (but not the same) Lipper investment objective/classification.(9) A "normal" EU will include funds that have the same investment objective/classification as the subject fund.(10) Set forth below is a comparison of the Portfolio's total expense ratio and the medians of the Portfolio's EGs and EUs. The Portfolio's total expense ratio rankings are also shown:

                              Expense    Lipper              Lipper
                               Ratio   Exp. Group         Exp. Universe
Portfolio                     (%)(11)  Median (%)   Rank    Median (%)    Rank
-------------------------------------------------------------------------------
Corporate Bond Portfolio(12)   1.077     1.026     10/11      1.005      37/47

Based on this analysis, the Portfolio has a more favorable ranking on a management fee basis than it does on a total expense ratio basis.

(7) The contractual management fee does not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative, and other services.

(8) The Portfolio's EG, includes the Portfolio, five other BBB-rated corporate debt funds, and five A-rated corporate debt funds.

(9) The expansion of the Fund's EU was not requested by the Adviser or the Senior Officer. They requested that only the EGs be expanded.

(10) Except for asset size comparability, Lipper uses the same criteria for selecting a Lipper Expense Group when selecting a Lipper Expense Universe. Unlike the Lipper Expense Group, the Lipper Expense Universe allows for the same adviser to be represented by more than just one fund.

(11)  Most recently completed fiscal year Class A share total expense ratio.

(12) The Portfolio's EU, includes the Portfolio, the EG and all other BBB-rated and A-rated corporate debt funds.


ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO o 59


III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

A consultant was retained by the Senior Officer to work with the Adviser's personnel to align the Adviser's two profitability reporting systems. The alignment, which now has been completed, allows the Adviser's management and the Directors to receive consistent presentations of the financial results and profitability although the two profitability reporting systems operate independently. See Section IV for additional discussion.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH
SERVICES.

The profitability information for the Portfolio prepared by the Adviser for the Board of Directors was reviewed by the Senior Officer and the consultant. The Adviser's profitability from providing investment advisory services to the Portfolio increased during calendar year 2005 relative to 2004.

In addition to the Adviser's direct profits from managing the Portfolio, certain of the Adviser's affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as "fall-out benefits" to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser's affiliates from earning a reasonable profit on this type of relationship provided the affiliates' charges and services are competitive. These affiliates provide transfer agent and distribution related services to the Portfolio and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads and contingent deferred sales charges ("CDSC").

AllianceBernstein Investments, Inc. ("ABI"), an affiliate of the Adviser, is the Portfolio's principal underwriter. ABI and the Adviser have disclosed in the Portfolio's prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Portfolio. In 2005, ABI paid approximately 0.042% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $18.0 million for distribution services and educational support (revenue sharing payments). For 2006, it is anticipated, ABI will pay approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $17.5 million.(13) During the Portfolio's most recently completed fiscal year, ABI received from the Portfolio $21,699, $4,813,825 and $174,345 in front-end sales charges, Rule 12b-1 and CDSC fees, respectively.

(13) ABI currently inserts the "Advance" in quarterly account statements and pays the incremental costs associated with the mailing. The incremental cost is less than what an "independent mailing" would cost.


60 o ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO


Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. ("ABIS"), the affiliated transfer agent for the Portfolio, are charged on a per account basis, based on the level of service provided and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. ABIS' after-tax profitability increased in 2005 in comparison to 2004. During the Portfolio's most recently completed fiscal year, ABIS received $651,716 in fees from the Portfolio.(14)

V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that the breakpoints in the fee schedule being proposed reflect a sharing of economies of scale to the extent they exist. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms have made such investments in their business to provide improved services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant, retained by the Senior Officer, made a presentation to the Board of Directors regarding possible economies of scale or scope in the mutual fund industry. Based on the presentation, it was evident that fund management companies benefit from economies of scale. However, due to the lack of cost data, economists, who have written on this subject, had to infer facts about the costs from the behavior of fund expenses; there was a lack of consensus among economists as to whether economies of scale were being passed on to the shareholders. In the meantime, it is clear that to the extent a fund's assets were to exceed the initial breakpoint its shareholders would benefit from a lower fee rate.

VI. NATURE AND QUALITY OF THE ADVISER'S SERVICES, INCLUDING THE PERFORMANCE OF THE PORTFOLIO

With assets under management of approximately $659 billion as of September 30, 2006, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

(14) The fees disclosed are net of any expense offsets with ABIS. An expense offset is created by the interest earned on the positive cash balance that occur within the transfer agent account as there is a one day lag with regards to money movement from the shareholder's account to the transfer agent's account and then the transfer agent's account to the Portfolio's account. During the Portfolio's most recently completed fiscal year, the fees paid by the Portfolio to ABIS were reduced by $8,679 under the offset agreement between the Portfolio and ABIS.


ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO o 61


The information below, prepared by Lipper, shows the 1, 3, 5 and 10 year performance returns and rankings of the Portfolio(15) relative to the Portfolio's Lipper Performance Group ("PG") and Lipper Performance Universe ("PU")(16) for the periods ended June 30, 2006.(17)

Corporate Bond    Portfolio
Portfolio           Return      PG Median    PU Median     PG Rank     PU Rank
-------------------------------------------------------------------------------
1 year              -1.99         -0.95        -1.01         6/6        27/31
3 year               3.92          2.91         2.77         1/6         4/27
5 year               5.07          4.98         5.19         3/6        11/19
10 year              6.14          5.84         6.05         2/6         3/11

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Portfolio (in bold)(18) versus its benchmark:(19)

                                                  Periods Ending June 30, 2006
                                                     Annualized Performance
------------------------------------------------------------------------------------------
                                           1         3         5         10        Since
Portfolio                                 Year      Year      Year      Year     Inception
------------------------------------------------------------------------------------------
Corporate Bond Portfolio                 -1.99      3.92      5.07      6.14       8.94
Lehman Brothers BAA U.S. Credit Index    -2.37      2.39      5.96      6.61       9.41

CONCLUSION:

Based on the factors discussed above the Senior Officer's conclusion is that the proposed advisory fee for the Portfolio is reasonable and within the range of what would have been negotiated at arms-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: November 15, 2006

(15) The performance returns and rankings are for the Class A shares of the Portfolio. It should be noted that the performance returns of the Portfolio that is shown was provided by the Adviser. Lipper maintains its own database that includes the Portfolio's performance returns. However, differences in distribution price (ex-date versus payable date) and rounding differences may cause the Adviser's own performance returns of the Portfolio to be one or two basis points different from Lipper. To maintain consistency in this evaluation, the performance returns of the Portfolio, as reported by the Adviser, are provided instead of Lipper.

(16) The Portfolio's PG and PU are not identical to the Portfolio's EG and EU. The Portfolio's PG only includes peers from the Portfolio's EG that have the same Lipper investment classification/objective as the Portfolio. The Portfolio's PU is not identical to the Portfolio's EU. Funds with negative management fees are excluded from EUs but not necessarily from PUs. In addition, PUs only include funds of the same Lipper investment objective/classification as the Portfolio, in contrast to EUs, which include funds of similar but not the same investment objective/classification.

(17) Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the Fund even if a Fund may have had a different investment classification/objective at different points in time.

(18)  The performance returns shown are for the Class A shares of the Portfolio.

(19) The Adviser provided Portfolio and benchmark performance return information for periods through June 30, 2006.


62 o ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO


THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

-----------------------------------------
Wealth Strategies Funds
-----------------------------------------
Balanced Wealth Strategy
Wealth Appreciation Strategy
Wealth Preservation Strategy
Tax-Managed Balanced Wealth Strategy
Tax-Managed Wealth Appreciation Strategy
Tax-Managed Wealth Preservation Strategy

-----------------------------------------
Blended Style Funds
-----------------------------------------
U.S. Large Cap Portfolio
International Portfolio
Tax-Managed International Portfolio

-----------------------------------------
Growth Funds
-----------------------------------------
Domestic

Growth Fund
Mid-Cap Growth Fund
Large Cap Growth Fund
Small Cap Growth Portfolio

Global & International

Global Health Care Fund
Global Research Growth Fund
Global Technology Fund
Greater China '97 Fund
International Growth Fund
International Research Growth Fund

-----------------------------------------
Value Funds
-----------------------------------------
Domestic

Balanced Shares
Focused Growth & Income Fund
Growth & Income Fund
Small/Mid Cap Value Fund
Utility Income Fund
Value Fund

Global & International

Global Real Estate Investment Fund*
Global Value Fund
International Value Fund

-----------------------------------------
Taxable Bond Funds
-----------------------------------------
Global Government Income Trust
Corporate Bond Portfolio
Emerging Market Debt Fund
Global Strategic Income Trust
High Yield Fund
Intermediate Bond Portfolio
Short Duration Portfolio
U.S. Government Portfolio

-----------------------------------------
Municipal Bond Funds
-----------------------------------------
National                Michigan
Insured National        Minnesota
Arizona                 New Jersey
California              New York
Insured California      Ohio
Florida                 Pennsylvania
Massachusetts           Virginia

-----------------------------------------
Intermediate Municipal Bond Funds
-----------------------------------------
Intermediate California
Intermediate Diversified
Intermediate New York

-----------------------------------------
Closed-End Funds
-----------------------------------------
All-Market Advantage Fund
AllianceBernstein Global High Income Fund*
AllianceBernstein Income Fund*
ACM Managed Dollar Income Fund
ACM Managed Income Fund
California Municipal Income Fund
AllianceBernstein National Municipal Income Fund*
New York Municipal Income Fund
The Spain Fund

-----------------------------------------
Retirement Strategies Funds
-----------------------------------------
2000 Retirement Strategy
2005 Retirement Strategy
2010 Retirement Strategy
2015 Retirement Strategy
2020 Retirement Strategy
2025 Retirement Strategy
2030 Retirement Strategy
2035 Retirement Strategy
2040 Retirement Strategy
2045 Retirement Strategy


We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

You should consider the investment objectives, risks, charges and expenses of any AllianceBernstein fund/portfolio carefully before investing. For free copies of our prospectuses, which contain this and other information, visit us online at www.alliancebernstein.com or contact your financial advisor. Please read the prospectus carefully before investing.

* Prior to January 26, 2007, AllianceBernstein Global High Income Fund was named Alliance World Dollar Government Fund II and AllianceBernstein Income Fund was named ACM Income Fund. Prior to March 1, 2007, Global Real Estate Investment Fund was named Real Estate Investment Fund. Prior to May 18, 2007, AllianceBernstein National Municipal Income Fund was named National Municipal Income Fund.

** An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.


ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO o 63


NOTES


64 o ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO


ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672


     [LOGO]
ALLIANCEBERNSTEIN
   INVESTMENTS


CB-0152-0307


AllianceBernstein Bond Fund U.S. Government Portfolio


Semi-Annual Report

March 31, 2007




     [LOGO]
ALLIANCEBERNSTEIN
   INVESTMENTS




Investment Products Offered
---------------------------
o Are Not FDIC Insured
o May Lose Value
o Are Not Bank Guaranteed
---------------------------


The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund's prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein(R) at (800) 227-4618. Please read the prospectus carefully before you invest.

You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

This shareholder report must be preceded or accompanied by the Fund's prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund's proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein's web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission's (the "Commission") web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Commission's web site at www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein Investments, Inc. is an affiliate of AllianceBernstein L.P., the manager of the AllianceBernstein funds, and is a member of the NASD.

AllianceBernstein(R) and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.




May 24, 2007

Semi-Annual Report

This report provides management's discussion of fund performance for AllianceBernstein Bond Fund U.S. Government Portfolio (the "Portfolio") for the semi-annual reporting period ended March 31, 2007.


Investment Objectives and Policies

The Portfolio's investment objective is to generate income and price appreciation without assuming what AllianceBernstein considers undue risk. The Portfolio invests, under normal circumstances, at least 80% of its net assets in U.S. Government securities and repurchase agreements and forward contracts relating to U.S. Government securities. The Portfolio may invest the remaining 20% of its net assets in non-U.S. government debt securities, such as mortgage-related and other asset-backed securities, loan participations, inflation-protected securities, structured securities and variable, floating, and inverse floating rate instruments, preferred stock, and other corporate debt securities. The Portfolio will not invest in any security rated below BBB-by Standard and Poor's (S&P) or Baa- by Moody's. The Portfolio may invest in debt securities with a range of maturities from short- to long-term.

The Portfolio may use leverage for investment purposes. The Portfolio intends, among other things, to enter into transactions such as reverse repurchase agreements and dollar rolls. The Portfolio may also invest, without limit, in derivative instruments, such as options, futures, forwards, or swap agreements.


Investment Results

The table on page 4 shows the Portfolio's performance compared to its benchmark, the Lehman Brothers (LB) Government Index, which represents the U.S. government bond market, for the six- and 12-month periods ended March 31, 2007. Performance is also included for the Lipper General U.S. Government Funds Average (the "Lipper Average"). Funds in the Lipper Average have generally similar investment objectives to the Portfolio, although some may have different investment policies and sales and management fees.

The Portfolio's Class A shares underperformed the benchmark, as well as the Lipper Average, for both the six- and 12-month periods ended March 31, 2007. For both the six- and 12-month periods, the Portfolio's duration positioning detracted from its relative performance. The Portfolio's relative overweight allocation to mortgages added to relative performance for both the six- and 12-month periods, as the sector outperformed the Treasury market.


Market Review and Investment Strategy

During the six-month period under review, the U.S. Federal Reserve (the "Fed") kept official rates on hold at 5.25%. Yields fell at the short-end of the yield curve, while longer-term yields rose slightly. Two-year yields lost 11 basis points to yield 4.58%, while the 10 year yield rose two basis points to end the period at 4.65%. Market volatility remained relatively subdued despite the limited spike in late February and


ALLIANCEBERNSTEIN BOND FUND U.S. GOVERNMENT PORTFOLIO o 1


early March due to concerns over subprime mortgage delinquencies. The bout of volatility roiled the lowest subprime mortgage sector but was limited without contagion.

U.S. Treasury securities returned 2.18% for the six-month period ended March 31, 2007, according to the LB Treasury Index. Intermediate-term Treasuries outperformed (5-10 year at 2.28%) longer maturity Treasuries (20+-year at 1.04%).

Among non-government sectors, mortgage-backed securities posted the strongest returns among U.S. bond sectors at 3.19% for the semi-annual reporting period, despite some volatility. Investment-grade corporates returned 2.86%, as solid fundamentals offset increasing event risk. Commercial mortgage backed securities (CMBS) and asset-backed securities (ABS) posted returns of 2.65% and 2.53%, respectively, according to Lehman Brothers, underpinned by strong technical demand.

During the period under review, the Portfolio held a neutral to shorter-than-benchmark duration and an underweight position in U.S. government bonds. The Portfolio held allocations in both mortgages and CMBS as sources of high-quality, incremental yield.


2 o ALLIANCEBERNSTEIN BOND FUND U.S. GOVERNMENT PORTFOLIO


HISTORICAL PERFORMANCE


An Important Note About the Value of Historical Performance

The performance on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

The investment return and principal value of an investment in the Portfolio will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Portfolio carefully before investing. For a free copy of the Portfolio's prospectus, which contains this and other information, visit our website at www.alliancebernstein.com or call your financial advisor or AllianceBernstein Investments at 800.227.4618. You should read the prospectus carefully before you invest.

All fees and expenses related to the operation of the Portfolio have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Portfolio's quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (3% year 1, 2% year 2, 1% year 3, 0% year 4); a 1% 1 year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.


Benchmark Disclosure

The unmanaged Lehman Brothers (LB) Government Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Index is composed of the LB Treasury Index and the LB Agency Index. For the six- and 12-month periods ended March 31, 2007, the Lipper General U.S. Government Funds Average consisted of 166 and 165 funds, respectively. These funds have generally similar investment objectives to the Portfolio, although some may have different investment policies and sales and management fees. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Portfolio.


A Word About Risk

Price fluctuations in the Portfolio's securities may be caused by changes in the general level of interest rates or changes in bond credit quality ratings. Please note, as interest rates rise, existing bond prices fall and can cause the value of an investment in the Portfolio to decline. Changes in interest rates have a greater effect on bonds with longer maturities than on those with shorter maturities. Investments in the Portfolio are not guaranteed because of fluctuation in the net asset value of the underlying fixed-income related investments. Similar to direct bond ownership, bond funds have the same interest rate, inflation and credit risks that are associated with the underlying bonds owned by the Portfolio. The Portfolio's investments in mortgage-related or asset-backed securities may be subjected to prepayment risk. Portfolio purchasers should understand that, in contrast to owning individual bonds, there are ongoing fees and expenses associated with owning shares of bond funds. While the Portfolio invests principally in bonds and other fixed-income securities, in order to achieve its investment objectives, the Portfolio may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater then, the risks presented by more traditional investments. The Portfolio may utilize leverage through the use of reverse repurchase arrangements, forward contracts or dollar rolls or by borrowing money. When a fund borrows money or otherwise leverages its portfolio, it may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of a fund's investments. These risks are fully discussed in the Portfolio's prospectus.


(Historical Performance continued on next page)


ALLIANCEBERNSTEIN BOND FUND U.S. GOVERNMENT PORTFOLIO o 3


HISTORICAL PERFORMANCE
(continued from previous page)


                                                             Returns
THE PORTFOLIO VS. ITS BENCHMARK                     -------------------------
PERIODS ENDED MARCH 31, 2007                        6 Months        12 Months
-------------------------------------------------------------------------------
AllianceBernstein Bond Fund
  U.S. Government Portfolio
  Class A                                             1.62%            4.95%
  Class B                                             1.25%            4.19%
  Class C                                             1.25%            4.19%
  Advisor Class*                                      1.77%            5.25%
  Class R*                                            1.65%            4.75%
  Class K*                                            1.72%            4.97%
  Class I*                                            1.86%            5.44%

Lehman Brothers Government Index                      2.29%            5.93%

Lipper General U.S. Government Funds Average          2.06%            5.25%

* Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.


See Historical Performance and Benchmark disclosures on page 3.

(Historical Performance continued on next page)


4 o ALLIANCEBERNSTEIN BOND FUND U.S. GOVERNMENT PORTFOLIO


HISTORICAL PERFORMANCE
(continued from previous page)


AVERAGE ANNUAL RETURNS AS OF MARCH 31, 2007

                                     NAV Returns    SEC Returns   SEC Yields**
-------------------------------------------------------------------------------

Class A Shares                                                         4.14%
1 Year                                   4.95%          0.51%
5 Years                                  3.83%          2.94%
10 Years                                 5.16%          4.71%

Class B Shares                                                         3.57%
1 Year                                   4.19%          1.19%
5 Years                                  3.08%          3.08%
10 Years(a)                              4.70%          4.70%

Class C Shares                                                         3.59%
1 Year                                   4.19%          3.19%
5 Years                                  3.08%          3.08%
10 Years                                 4.41%          4.41%

Advisor Class Shares+                                                  4.62%
1 Year                                   5.25%          5.25%
5 Years                                  4.17%          4.17%
Since Inception*                         4.85%          4.85%

Class R Shares+                                                        4.05%
1 Year                                   4.75%          4.75%
Since Inception*                         2.87%          2.87%

Class K Shares+                                                        4.54%
1 Year                                   4.97%          4.97%
Since Inception*                         2.93%          2.93%

Class I Shares+                                                        4.73%
1 Year                                   5.44%          5.44%
Since Inception*                         3.24%          3.24%


(a)  Assumes conversion of Class B shares into Class A shares after six years.

* Inception Dates: 10/6/00 for Advisor Class shares; 11/3/03 for Class R shares; 3/1/05 for Class K and Class I shares.

**   SEC yields are calculated based on SEC guidelines for the 30-day period ended March 31, 2007.

+    These share classes are offered at net asset value (NAV) to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception dates for these share classes are listed above.


See Historical Performance disclosures on page 3.

(Historical Performance continued on next page)


ALLIANCEBERNSTEIN BOND FUND U.S. GOVERNMENT PORTFOLIO o 5


HISTORICAL PERFORMANCE
(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (MARCH 31, 2007)

                                                                   SEC Returns
-------------------------------------------------------------------------------
Class A Shares
1 Year                                                                 0.51%
5 Years                                                                2.94%
10 Years                                                               4.71%

Class B Shares
1 Year                                                                 1.19%
5 Years                                                                3.08%
10 Years(a)                                                            4.70%

Class C Shares
1 Year                                                                 3.19%
5 Years                                                                3.08%
10 Years                                                               4.41%

Advisor Class Shares+
1 Year                                                                 5.25%
5 Years                                                                4.17%
Since Inception*                                                       4.85%

Class R Shares+
1 Year                                                                 4.75%
Since Inception*                                                       2.87%

Class K Shares+
1 Year                                                                 4.97%
Since Inception*                                                       2.93%

Class I Shares+
1 Year                                                                 5.44%
Since Inception*                                                       3.24%


(a)  Assumes conversion of Class B shares into Class A shares after six years.

* Inception Dates: 10/6/00 for Advisor Class shares; 11/3/03 for Class R shares; 3/1/05 for Class K and Class I shares.

+    Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception dates for these share classes are listed above.


See Historical Performance disclosures on page 3.


6 o ALLIANCEBERNSTEIN BOND FUND U.S. GOVERNMENT PORTFOLIO


FUND EXPENSES


As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.


Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.


Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                    Beginning                        Ending
                  Account Value                   Account Value                   Expenses Paid
                 October 1, 2006                 March 31, 2007                  During Period*
              --------------------          -------------------------         --------------------
              Actual  Hypothetical            Actual     Hypothetical**       Actual  Hypothetical
---------------------------------------------------------------------------------------------------
Class A       $1,000        $1,000          $1,016.23      $1,019.00           $5.98         $5.99
Class B       $1,000        $1,000          $1,012.46      $1,015.26           $9.73         $9.75
Class C       $1,000        $1,000          $1,012.54      $1,015.41           $9.58         $9.60
Advisor
  Class       $1,000        $1,000          $1,017.71      $1,020.54           $4.43         $4.43
Class R       $1,000        $1,000          $1,016.49      $1,018.10           $6.89         $6.89
Class K       $1,000        $1,000          $1,017.18      $1,020.14           $4.83         $4.84
Class I       $1,000        $1,000          $1,018.57      $1,021.19           $3.77         $3.78


* Expenses are equal to the classes' annualized expense ratios of 1.19%, 1.94%, 1.91%, 0.88%, 1.37%, 0.96% and 0.75%, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

**   Assumes 5% return before expenses.


ALLIANCEBERNSTEIN BOND FUND U.S. GOVERNMENT PORTFOLIO o 7


PORTFOLIO SUMMARY
March 31, 2007 (unaudited)


PORTFOLIO STATISTICS
Net Assets ($mil): $558.4

SECURITY TYPE BREAKDOWN*

o  47.8%  Mortgage Pass-Thru's
o  33.2%  U.S. Treasury Securities
o   7.6%  Mortgage CMO's                            [PIE CHART OMITTED]
o   3.5%  Commercial Mortgage Backed Securities
o   1.6%  Asset-Backed Securities
o   1.3%  Government Related-U.S. Agencies

o   4.7%  Short-Term




* All data are as of March 31, 2007. The Portfolio's security type breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time.


8 o ALLIANCEBERNSTEIN BOND FUND U.S. GOVERNMENT PORTFOLIO


PORTFOLIO OF INVESTMENTS
March 31, 2007 (unaudited)


                                                Principal
                                                  Amount
                                                  (000)       U.S. $ Value
-------------------------------------------------------------------------------
MORTGAGE PASS-THRU'S-50.7%
Fixed Rate 30-Year-34.3%
Federal Home Loan Mortgage Corporation
  Series 2007
  7.00%, 2/01/37                                $ 10,746      $ 11,078,666
Federal National Mortgage Association
  6.50%, TBA                                      15,070        15,371,400
  Series 2006
  5.00%, 12/01/36                                  5,765         5,569,371
  5.50%, 1/01/36                                  11,444        11,335,964
  6.50%, 9/01/36-1/01/37                          26,483        27,015,597
  Series 2007
  5.50%, 5/01/36                                  71,155        70,483,745
Government National Mortgage Association
  Series 1990
  9.00%, 12/15/19                                      0               259
  Series 1999
  8.15%, 12/15/29                                    363           386,909
  Series 2000
  9.00%, 12/15/09                                    477           486,552
  Series 2003
  5.50%, 7/15/33                                  10,402        10,359,678
  Series 2006
  5.50%, 1/15/36-12/15/36                         39,698        39,447,328
                                                              ------------
                                                               191,535,469
Agency ARMS-8.6%
Federal Home Loan Mortgage Corporation
  Series 2005
  4.575%, 4/01/35(a)                                 631           629,634
  4.668%, 6/01/35(a)                               1,284         1,283,655
  Series 2006
  4.195%, 4/01/35(a)                               3,202         3,169,614
  4.226%, 10/01/35(a)                                835           837,263
  5.734%, 5/01/36(a)                                 686           690,690
  5.784%, 12/01/36(a)                              4,058         4,104,389
  Series 2007
  5.805%, 2/01/37(a)                               3,635         3,663,971
  5.903%, 3/01/37(a)                               5,610         5,663,014
  5.973%, 1/01/37(a)                               7,000         6,998,390
Federal National Mortgage Association
  Series 2005
  4.179%, 9/01/35(a)                                 467           467,908
  4.693%, 5/01/35(a)                                 850           849,433
  4.807%, 7/01/35(a)                               1,480         1,479,853
  4.822%, 7/01/35(a)                                 731           731,089
  6.905%, 1/01/36(a)                               1,198         1,226,234


ALLIANCEBERNSTEIN BOND FUND U.S. GOVERNMENT PORTFOLIO o 9


                                                Principal
                                                  Amount
                                                   (000)      U.S. $ Value
-------------------------------------------------------------------------------
  Series 2006
  4.111%, 11/01/34(a)                             $  828      $    834,930
  4.427%, 8/01/34(a)                                 781           785,724
  4.461%, 1/01/36(a)                                 708           709,588
  5.577%, 4/01/36(a)                                 999         1,006,345
  5.702%, 12/01/36(a)                              7,125         7,186,352
  5.801%, 3/01/36(a)                               2,397         2,423,904
  5.925%-5.928%, 6/01/36(a)                        1,968         1,990,800
  5.997%, 5/01/36(a)                                 924           937,879
                                                              ------------
                                                                47,670,659
Non-Agency ARMS-6.4%
Adjustable Rate Mortgage Trust
  Series 2005-4, Class 3A1
  4.982%, 8/25/35(b)                               2,851         2,825,723
Bear Stearns Alt-A Trust
  Series 2006-3, Class 22A1
  6.223%, 5/25/36(b)                               2,504         2,536,631
  Series 2007-1, Class 21A1
  5.750%, 1/25/47(b)                               2,847         2,872,883
Citigroup Mortgage Loan Trust, Inc.
  Series 2005-2, Class 1A4
  5.110%, 5/25/35(b)                               2,869         2,850,676
Countrywide Home Loan Mortgage Pass
  Through Trust
  Series 2006-HYB4, Class 2A1
  5.795%, 6/20/36(b)                               3,649         3,664,742
Indymac INDA Mortgage Loan Trust
  Series 2006-AR2, Class 1A1
  6.009%, 9/25/36(b)                               3,769         3,831,265
Indymac Index Mortgage Loan Trust
  Series 2006-AR7, Class 4A1
  6.253%, 5/25/36(b)                               1,875         1,896,758
JP Morgan Alternative Loan Trust
  Series 2006-A2, Class 4A1
  6.336%, 5/25/36(b)                               2,662         2,694,788
  Series 2006-A3, Class 2A1
  6.072%, 7/25/36(b)                               2,536         2,580,040
  Series 2006-A4, Class A1
  5.836%, 9/25/36(b)                               2,715         2,752,096
JP Morgan Mortgage Trust
  Series 2006-A4, Class 1A1
  5.425%, 6/25/36(b)                               2,703         2,721,923
Residential Funding Mortgage Securities, Inc.
  Series 2005-SA3, Class 3A
  5.236%, 8/25/35(b)                               2,844         2,834,552
Structured Asset Securities Corp.
  Series 2003-6A, Class B3
  5.419%, 3/25/33(b)                               1,880         1,841,298
                                                              ------------
                                                                35,903,375


10 o ALLIANCEBERNSTEIN BOND FUND U.S. GOVERNMENT PORTFOLIO


                                                Principal
                                                  Amount
                                                   (000)      U.S. $ Value
-------------------------------------------------------------------------------
Fixed Rate 15-Year-1.4%
Government National Mortgage Association
  Series 1997
  8.00%, 3/15/12                                $  2,220      $  2,274,684
  Series 2001
  7.50%, 12/15/14                                  5,395         5,565,372
                                                              ------------
                                                                 7,840,056

Total Mortgage Pass-Thru's
  (cost $282,351,715)                                          282,949,559

U.S. TREASURIES-35.1%
U.S. Treasury Bonds
  6.25%, 8/15/23                                  27,836        31,957,036
  6.625%, 2/15/27                                 23,400        28,383,475
  7.125%, 2/15/23                                 20,000        24,829,680
  7.50%, 11/15/16                                 19,500        23,697,824
  8.75%, 5/15/17                                   5,340         7,059,229
  11.25%, 2/15/15                                 20,000        28,634,380
U.S. Treasury Notes
  4.00%, 3/15/10                                   5,000         4,926,760
  4.50%, 11/15/15(c)                              18,560        18,370,781
  4.625%, 11/15/16(c)                              7,238         7,216,793
  5.125%, 6/30/11-5/15/16                         20,665        21,169,226

Total U.S. Treasuries
  (cost $191,861,895)                                          196,245,184

MORTGAGE CMO'S-8.1%
Non-Agency Fixed Rate-4.1%
Countrywide Alternative Loan Trust
  Series 2005-59, Class 2X
  1.00%, 11/20/35(d)                              12,843           466,574
  Series 2006-J8, Class A2
  6.00%, 2/25/37                                   2,825         2,849,254
Greenpoint Mortgage Funding Trust
  Series 2005-AR5, Class 4X1
  1.054%, 11/25/45(d)                             14,029           247,753
  Series 2005-AR5, Class 4X2
  1.00%, 11/25/45(d)                               8,052           105,719
Merrill Lynch Mortgage Investors, Inc.
  Series 2005-A9, Class 2A1A
  5.148%, 12/25/35(b)                              2,733         2,710,136
Residential Accredit Loans, Inc.
  Series 2007-QS1, Class 1A1
  6.00%, 1/25/37                                   2,926         2,949,481
Residential Asset Mortgage Products, Inc.
  Series 2004-SL2, Class A2
  6.50%, 10/25/31                                  4,012         4,050,399
  Series 2004-SL4, Class A4
  7.00%, 7/25/32                                   1,348         1,380,219


ALLIANCEBERNSTEIN BOND FUND U.S. GOVERNMENT PORTFOLIO o 11


                                                Principal
                                                  Amount
                                                   (000)      U.S. $ Value
-------------------------------------------------------------------------------
Residential Asset Securitization Trust
  Series 2003-A15, Class B2
  5.582%, 2/25/34(b)                            $  1,701      $  1,643,522
Structured Asset Mortgage Investments, Inc.
  Series 2005-AR7, Class 5X1
  1.42%, 3/25/46(d)                                4,245           116,734
Structured Asset Securities Corp.
  Series 2002-3, Class B3
  6.50%, 3/25/32                                   3,328         3,295,820
  Series 2006-RM1, Class AIO
  5.00%, 8/25/46(d)(e)                             4,631         1,005,757
Wells Fargo Mortgage Backed Securities Trust
  Series 2006-AR11, Class A4
  5.526%, 8/25/36(b)                               2,330         2,323,988
                                                              ------------
                                                                23,145,356
Agency Fixed Rate-2.2%
Federal National Mortgage Association
  Series 2003-334, Class 22
  5.00%, 2/01/18(d)                                1,834           275,132
  Series 2003-337, Class 2
  5.00%, 7/01/33(d)                                8,590         1,911,345
  Series 2003-339, Class 24
  5.00%, 7/01/18(d)                                6,125           901,507
  Series 2003-339, Class 25
  5.00%, 7/01/18(d)                                2,860           431,147
  Series 2003-339, Class 26
  5.00%, 7/01/18(d)                                2,349           360,772
  Series 2004-351, Class 27
  5.00%, 4/01/19(d)                                1,021           162,415
  Series 2004-353, Class 2
  5.00%, 8/01/34(d)                                5,129         1,197,482
  Series 2005-357, Class 2
  5.00%, 3/01/35(d)                               12,138         2,793,661
  Series 2006-370, Class 2
  6.00%, 5/25/36(d)                                2,103           398,888
Federal Home Loan Mortgage Corporation
  Series 2004-227, Class IO
  5.00%, 12/01/34(d)                               4,295         1,003,977
  Series 2005-232, Class IO
  5.00%, 8/01/35(d)                               11,792         2,819,130
                                                              ------------
                                                                12,255,456
Non-Agency Adjustable Rate-1.8%
Countrywide Alternative Loan Trust
  Series 2006-OA14, Class 3A1
  5.833%, 11/25/46(a)                              2,940         2,930,102
Greenpoint Mortgage Funding Trust
  Series 2005-AR5, Class M2
  5.97%, 11/25/45(a)                                 999         1,006,403
  Series 2006-AR2, Class 4A1
  6.983%, 3/25/36(a)                               2,992         3,065,391


12 o ALLIANCEBERNSTEIN BOND FUND U.S. GOVERNMENT PORTFOLIO


                                                Principal
                                                  Amount
                                                   (000)      U.S. $ Value
-------------------------------------------------------------------------------
Washington Mutual, Inc.
  Series 2007-OA1, Class A1A
  5.68%, 2/25/47(a)                            $   2,821      $  2,817,050
                                                              ------------
                                                                 9,818,946

Total Mortgage CMO's
  (cost $45,645,634)                                            45,219,758

COMMERCIAL MORTGAGE-BACKED SECURITIES-3.7%
Non-Agency Fixed Rate CMBS-3.7%
Citigroup Commercial Mortgage Trust
  Series 2004-C1, Class A4
  5.529%, 4/15/40(b)                               2,040         2,076,618
Credit Suisse First Boston Mortgage
  Securities Corp.
  Series 2004-C1, Class A4
  4.75%, 1/15/37                                     715           694,125
JP Morgan Chase Commercial Mortgage
  Securities Corp.
  Series 2006-CB15, Class A4
  5.814%, 6/12/43(b)                               1,485         1,538,831
LB-UBS Commercial Mortgage Trust
  Series 2004-C2, Class A4
  4.367%, 3/15/36                                  1,700         1,613,422
  Series 2005-C7, Class XCL
  0.096%, 11/15/40(b)(d)(e)                      122,114         1,166,186
  Series 2006-C6, Class XCL
  0.078%, 9/15/39(b)(d)(e)                        77,298         1,498,818
Merrill Lynch Mortgage Trust
  Series 2004-BPC1, Class A5
  4.855%, 10/12/41(b)                              1,890         1,838,304
  Series 2004-KEY2, Class A4
  4.864%, 8/12/39(b)                               2,420         2,357,066
Merrill Lynch/Countrywide Commercial
  Mortgage Trust
  Series 2006-2, Class A4
  6.10%, 6/12/46(b)                                  895           935,232
Mortgage Capital Funding, Inc.
  Series 1996-MC2, Class X
  2.31%, 12/21/26(b)(d)                              316                13
Prudential Securities Secured Financing Corp.
  Series 1999-NRF1, Class AEC
  0.954%, 10/15/18(b)(d)(e)                      239,039         4,295,534
Wachovia Bank Commercial Mortgage Trust
  Series 2007-C30, Class A3
  5.246%, 12/15/43                                 2,750         2,753,602

Total Commercial Mortgage-Backed Securities
  (cost $21,922,095)                                            20,767,751


ALLIANCEBERNSTEIN BOND FUND U.S. GOVERNMENT PORTFOLIO o 13


                                                Shares or
                                                Principal
                                                  Amount
                                                   (000)      U.S. $ Value
-------------------------------------------------------------------------------
ASSET-BACKED SECURITIES-1.7%
Home Equity Loans-Floating Rate-0.7%
Lehman XS Trust
  Series 2005-5N, Class M2
  5.97%, 11/25/35(a)                         $     1,000      $  1,008,060
  Series 2006-18N, Class M2
  5.73%, 12/25/36(a)                               3,000         2,994,180
                                                              ------------
                                                                 4,002,240
Other-Fixed Rate-0.5%
DB Master Finance, LLC
  Series 2006-1, Class A2
  5.779%, 6/20/31(e)                               1,395         1,423,402
Government National Mortgage Association
  Series 2006-32, Class XM
  0.610%, 11/16/45(b)                              5,786           309,225
Residential Asset Mortgage Products, Inc.
  Series 2004-SL3, Class A3
  7.50%, 12/25/31                                  1,210         1,247,058
                                                              ------------
                                                                 2,979,685
Other-Floating Rate-0.5%
Government National Mortgage Association
  Series 2006-39, Class IO
  1.11%, 7/16/46(b)(d)                            24,206         1,259,214
Libertas Preferred Funding Ltd.
  Series 2007-3A, Class 2
  6.005%, 4/09/47(a)(e)                            1,350         1,325,497
                                                                 2,584,711
Home Equity Loans-Fixed Rate-0.0%
Countrywide Asset-Backed Certificates
  Series 2004-2, Class N1
  5.00%, 2/25/35(e)                                   66            65,123

Total Asset-Backed Securities
  (cost $9,675,113)                                              9,631,759

GOVERNMENT-RELATED-U.S. AGENCIES-1.4%
Agency Debentures-1.4%
Federal Home Loan Mortgage Corporation
  4.75%, 11/03/09
  (cost $7,889,043)                                7,860         7,842,645

SHORT-TERM INVESTMENTS-3.0%
Investment Companies-3.0%
AllianceBernstein Fixed-Income Shares, Inc.-
  Government STIF Portfolio(f)                16,515,433        16,515,433

Treasury Bills-0.0%
U.S. Treasury Bills
  Zero Coupon, 5/03/07(g)                            250           248,924



14 o ALLIANCEBERNSTEIN BOND FUND U.S. GOVERNMENT PORTFOLIO


                                                  Shares      U.S. $ Value
-------------------------------------------------------------------------------
Total Short-Term Investments
  (cost $16,764,357)                                          $ 16,764,357

Total Investments Before Security Lending
  Collateral-103.7%
  (cost $576,109,852)                                          579,421,013

INVESTMENT OF CASH COLLATERAL FOR
  SECURITIES LOANED-2.3%
Short Terms-2.3%
UBS Private Money Market Fund, LLC
  (cost $12,542,034)                          12,542,034        12,542,034

Total Investments-106.0%
  (cost $588,651,886)                                          591,963,047
Other assets less liabilities-(6.0)%                           (33,535,550)
                                                              ------------
Net Assets-100.0%                                            $ 558,427,497


FINANCIAL FUTURES CONTRACTS (see Note D)

                                                            Value at      Unrealized
                      Number of   Expiration   Original     March 31,    Appreciation/
      Type            Contracts      Month       Value        2007       (Depreciation)
---------------------------------------------------------------------------------------
Purchased Contracts

U.S. Treasury
  Note 2 Yr                          June
  Futures                385         2007    $78,811,820   $78,882,891      $71,071

U.S. Treasury
  Note 5 Yr                          June
  Futures                413         2007     43,679,104    43,694,109       15,005
                                                                            -------
                                                                            $86,076


(a)  Floating Rate Security. Stated interest rate was in effect at March 31,
2007.

(b)  Variable rate coupon, rate shown as of March 31, 2007.

(c) Represents entire or partial securities out on loan. See Note E for securities lending information.

(d)  IO-Interest Only

(e) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2007, the aggregate market value of these securities amounted to $10,780,317 or 1.9% of net assets.

(f)  Investment in affiliated money market mutual fund.

(g) Position, or a portion thereof, has been segregated to collateralize margin requirements for open futures contracts. The aggregate market value of these securities amounted to $248,924.

     Glossary:

     ARMS  - Adjustable Rate Mortgages
     CMO's - Collateralized Mortgage Obligations
     TBA   - Commercial Mortgage Backed Securities
     TBA   - To Be Announced

     See notes to financial statements.


ALLIANCEBERNSTEIN BOND FUND U.S. GOVERNMENT PORTFOLIO o 15


STATEMENT OF ASSETS & LIABILITIES
March 31, 2007 (unaudited)


Assets
Investments in securities, at value
  Unaffilated issuers (cost $572,136,453
    including investment of cash collateral for
    securities loaned of $12,542,034)                         $ 575,447,614(a)
  Affiliated issuers (cost $16,515,433)                          16,515,433
Cash                                                                211,511
Interest receivable                                               4,549,039
Receivable for capital stock sold                                 2,268,635
Total assets                                                    598,992,232

Liabilities
Payable for investment securities purchased                      22,507,160
Payable for collateral received on securities loaned             12,542,034
Payable for capital stock redeemed                                3,290,331
Dividends payable                                                   793,130
Advisory fee payable                                                637,448
Distribution fee payable                                            227,253
Transfer Agent fee payable                                           74,581
Payable for variation margin on futures contracts                    43,859
Administrative fee payable                                           23,763
Accrued expenses                                                    425,176
Total liabilities                                                40,564,735
Net Assets                                                    $ 558,427,497

Composition of Net Assets
Capital stock, at par                                               $82,066
Additional paid-in capital                                      700,674,245
Distributions in excess of net investment income                 (6,801,287)
Accumulated net realized loss on investment transactions       (138,924,242)
Net unrealized appreciation of investments                        3,396,715
                                                              -------------
                                                              $ 558,427,497


Net Asset Value Per Share--21 billion shares of capital stock authorized, $.001 par value

                                                   Shares           Net Asset
Class                             Net Assets     Outstanding          Value
-------------------------------------------------------------------------------
A                                $425,889,284     62,598,753          $6.80*
B                                $ 64,747,914      9,517,710          $6.80
C                                $ 62,150,097      9,122,002          $6.81
Advisor                          $  5,516,923        809,643          $6.81
R                                $    103,796         15,251          $6.81
K                                $      9,793          1,440          $6.80
I                                $      9,690          1,424          $6.80


* The maximum offering price per share for Class A shares was $7.10 which reflects a sales charge of 4.25%.

(a)  Includes securities on loan with a value of $11,928,515 (see Note E).

     See notes to financial statements.


16 o ALLIANCEBERNSTEIN BOND FUND U.S. GOVERNMENT PORTFOLIO


STATEMENT OF OPERATIONS
Six Months Ended March 31, 2007 (unaudited)


Investment Income
Interest
  Unaffiliated issuers                      $ 15,431,859
  Affiliated Issuers                             415,474      $ 15,847,333

Expenses
Advisory fee                                   1,290,261
Distribution fee--Class A                        663,418
Distribution fee--Class B                        369,738
Distribution fee--Class C                        322,622
Distribution fee--Class R                            147
Distribution fee--Class K                             12
Transfer agency--Class A                         455,764
Transfer agency--Class B                          94,826
Transfer agency--Class C                          74,380
Transfer agency--Advisor Class                     5,582
Transfer agency--Class R                              70
Transfer agency--Class K                               3
Transfer agency--Class I                               2
Custodian                                         87,575
Administrative                                    48,377
Registration fees                                 46,870
Audit                                             34,265
Printing                                          31,954
Directors' fees                                   19,340
Legal                                             18,751
Miscellaneous                                      3,343
Total expenses before interest expense         3,567,300
Interest expense                                 458,393
Total expenses                                 4,025,693
Less: expense offset arrangement
  (see Note B)                                   (48,997)
Net expenses                                                     3,976,696
Net investment income                                           11,870,637

Realized and Unrealized Gain (Loss)
on Investment Transactions
Net realized loss on:
  Investment transactions                                       (7,806,563)
  Futures contracts                                               (231,292)
Net change in unrealized
  appreciation/depreciation of:
  Investments                                                    5,586,525
  Futures contracts                                                 (5,039)
Net loss on investment transactions                             (2,456,369)

Net Increase in Net Assets
  from Operations                                              $ 9,414,268


See notes to financial statements.


ALLIANCEBERNSTEIN BOND FUND U.S. GOVERNMENT PORTFOLIO o 17


STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended      Year Ended
                                          March 31, 2007      September 30,
                                            (unaudited)           2006
-------------------------------------------------------------------------------
Increase (Decrease) in Net Assets
from Operations
Net investment income                      $  11,870,637     $  28,104,262
Net realized loss on investment
  transactions                                (8,037,855)       (9,502,318)
Net change in unrealized
  appreciation/depreciation
  of investments                               5,581,486        (5,137,033)
Net increase in net assets
  from operations                              9,414,268        13,464,911

Dividends to Shareholders from
Net investment income
  Class A                                     (9,754,666)      (22,604,739)
  Class B                                     (1,352,662)       (4,137,570)
  Class C                                     (1,186,910)       (2,849,239)
  Advisor Class                                 (127,932)         (303,181)
  Class R                                         (1,256)           (1,262)
  Class K                                           (227)             (451)
  Class I                                           (237)             (475)

Capital Stock Transactions
Net decrease                                 (49,674,884)     (145,187,552)
Total decrease                               (52,684,506)     (161,619,558)

Net Assets
Beginning of period                          611,112,003       772,731,561
End of period (including distributions
  in excess of net investment income
  of ($6,801,287) and
  ($6,248,034), respectively)              $ 558,427,497     $ 611,112,003


See notes to financial statements.


18 o ALLIANCEBERNSTEIN BOND FUND U.S. GOVERNMENT PORTFOLIO


NOTES TO FINANCIAL STATEMENTS
March 31, 2007 (unaudited)


NOTE A
Significant Accounting Policies

AllianceBernstein Bond Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund, which is a Maryland corporation, operates as a series company currently comprised of three portfolios: the Corporate Bond Portfolio, the Intermediate Bond Portfolio, and the U.S. Government Portfolio. Each series is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the U.S. Government Portfolio. The U.S. Government Portfolio (the "Portfolio") offers Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 3% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares six years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All seven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.


1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Fund's Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. ("NASDAQ"))or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked


ALLIANCEBERNSTEIN BOND FUND U.S. GOVERNMENT PORTFOLIO o 19


prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, ("OTC") are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (the "Adviser") may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer's financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because, most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.


2. Taxes

It is the Portfolio's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for Federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.


20 o ALLIANCEBERNSTEIN BOND FUND U.S. GOVERNMENT PORTFOLIO


3. Investment Income and Investment Transactions

Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Portfolio accretes discounts and amortizes premiums as adjustments to interest income.


4. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro rata basis by each settled class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to each Portfolio in proportion to net assets. Realized and unrealized gains and losses are allocated among the various share classes based on their respective net assets.


5. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.


6. Repurchase Agreements

It is the Portfolio's policy that its custodian or designated subcustodian take control of securities as collateral under repurchase agreements and to determine on a daily basis that the value of such securities are sufficient to cover the value of the repurchase agreements. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of collateral by the Portfolio may be delayed or limited.


NOTE B
Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .45% of the first $2.5 billion, ..40% of the next $2.5 billion and .35% in excess of $5 billion, of the Portfolio's net assets valued on the last business day of the previous quarter. Prior to September 7, 2004, the Portfolio paid the Adviser an advisory fee at a quarterly rate of .15% (approximately .60% on an annual basis) of the first $500 million of the Portfolio's net assets and .125% (approximately .50% on an annual basis) of its net assets over $500 million, valued on the last business day of the previous quarter. The fee is accrued daily and paid quarterly.


ALLIANCEBERNSTEIN BOND FUND U.S. GOVERNMENT PORTFOLIO o 21


Pursuant to the advisory agreement, the Portfolio paid $48,377 to the Adviser representing the cost of certain legal and accounting services provided to the Portfolio by the Adviser for the six months ended March 31, 2007.

The Portfolio compensates AllianceBernstein Investor Services, Inc. ("ABIS"), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $286,963 for the six months ended March 31, 2007.

For the six months ended March 31, 2007, the Portfolio's expenses were reduced by $48,997 under an expense offset arrangement with ABIS.

AllianceBernstein Investments, Inc. (the "Distributor"), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Portfolio's shares. The Distributor has advised the Portfolio that it has retained front-end sales charges of $3,709 from the sales of Class A shares and received $6,369, $15,358 and $1,008 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the six months ended March 31, 2007.

The Portfolio may invest in the AllianceBernstein Fixed-Income Shares, Inc.-Prime STIF Portfolio and the AllianceBernstein Fixed-Income Shares, Inc.-Government STIF Portfolio (collectively, the "STIF Portfolios"), open-end management investment companies managed by the Adviser. The STIF Portfolios are offered as cash management options to mutual funds, trusts, and other accounts managed by the Adviser, and are not available for direct purchase by members of the public. The STIF Portfolios pay no investment management fees.


NOTE C
Distribution Services Agreement

The Portfolio has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Portfolio pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Portfolio's average daily net assets attributable to Class A shares, 1% of the average daily net assets attributable to both Class B and Class C shares, .50% of the Portfolio's average daily net assets attributable to Class R shares and .25% of the Portfolio's average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor


22 o ALLIANCEBERNSTEIN BOND FUND U.S. GOVERNMENT PORTFOLIO


has incurred expenses in excess of the distribution costs reimbursed by the Portfolio in the amounts of $2,040,798, $6,258,455, $4,341 and $75 for Class B, Class C, Class R and Class K shares, respectively; such costs may be recovered from the Portfolio in future periods as long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Portfolio's shares.


NOTE D
Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended March 31, 2007, were as follows:

                                              Purchases           Sales
-------------------------------------------------------------------------------
Investment securities (excluding
  U.S. government securities)               $ 36,768,089      $ 27,182,383
U.S. government securities                   728,534,728       787,150,053

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding future contracts) are as follows:

Gross unrealized appreciation                                  $ 8,011,657
Gross unrealized depreciation                                   (4,700,496)
Net unrealized appreciation                                    $ 3,311,161


1. Financial Futures Contracts

The Portfolio may buy or sell financial futures contracts for the purpose of hedging its portfolio against adverse effects of anticipated movements in the market. The Portfolio bears the market risk that arises from changes in the value of these financial instruments and the imperfect correlation between movements in the price of the futures contracts and movements in the price of the securities hedged or used for cover.

At the time the Portfolio enters into a futures contract, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is affected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.


ALLIANCEBERNSTEIN BOND FUND U.S. GOVERNMENT PORTFOLIO o 23


2. Swap Agreements

The Portfolio may enter into interest rate swaps to protect itself from interest rate fluctuations on the underlying debt instruments. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities.

As of October 1, 2003, the Portfolio has adopted the method of accounting for interim payments on swap contracts in accordance with Financial Accounting Standards Board Statement No. 133. The Portfolio accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities. Once the interim payments are settled in cash, the net amount is recorded as realized gain/loss on swaps, in addition to realized gain/loss recorded upon termination of swap contracts on the statement of operations. Prior to October 1, 2003, these interim payments were reflected within interest income/expense in the statement of operations. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation/depreciation of investments.


3. Option Transactions

For hedging and investment purposes, the Portfolio may purchase and write
(sell) put and call options on U.S. and foreign government securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.


24 o ALLIANCEBERNSTEIN BOND FUND U.S. GOVERNMENT PORTFOLIO


When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security at a price different from the current market value. For the six months ended March 31, 2007, the Portfolio had no transactions in written options.


4. Reverse Repurchase Agreements

Under a reverse repurchase agreement, the Portfolio sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Portfolio enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value at least equal to the repurchase price.

For the six months ended March 31, 2007, the average amount of reverse repurchase agreements outstanding was $17,560,099 and the daily weighted average annualized interest rate was 5.14%. There were no reverse repurchase agreements outstanding at March 31, 2007.


5. Dollar Rolls

The Portfolio may enter into dollar rolls. Dollar rolls involve sales by the Portfolio of securities for delivery in the current month and the Portfolio's simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Portfolio forgoes principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls involve the risk that the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. Dollar rolls are speculative techniques and may be considered to be borrowings by the Portfolio. For the six months ended March 31, 2007, the Portfolio earned drop income of $8,166 which is included in interest income in the accompanying statement of operations.


ALLIANCEBERNSTEIN BOND FUND U.S. GOVERNMENT PORTFOLIO o 25


NOTE E
Securities Lending

The Portfolio has entered into a securities lending agreement with AG Edwards & Sons, Inc. (the"Lending Agent"). Under the terms of the agreement, the Lending Agent, on behalf of the Portfolio, administers the lending of portfolio securities to certain broker-dealers. In return, the Portfolio receives fee income from the lending transactions or it retains a portion of interest on the investment of any cash received as collateral. The Portfolio also continues to receive dividends or interest on the securities loaned. Unrealized gain or loss on the value of the securities loaned that may occur during the term of the loan will be reflected in the accounts of the Portfolio. All loans are continuously secured by collateral exceeding the value of the securities loaned. All collateral consists of either cash or U.S. government securities. The Lending Agent may invest the cash collateral received in accordance with the investment restrictions of the Portfolio in one or more of the following investments: U.S. government or U.S. government agency obligations, bank obligations, corporate debt obligations, asset-backed securities, investment funds, structured products, repurchase agreements and an eligible money market fund. The Lending Agent will indemnify the Portfolio for any loss resulting from a borrower's failure to return a loaned security when due. As of March 31, 2007, the Portfolio had loaned securities with a value of $11,928,515 and received cash collateral which was invested in short-term securities valued at $12,542,034 as included in the accompanying portfolio of investments. For the six months ended March 31, 2007, the Portfolio earned fee income of $46,699 which is included in interest income in the accompanying statement of operations.

NOTE F
Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

                               Shares                         Amount
                    ---------------------------  ------------------------------
                   Six Months Ended  Year Ended  Six Months Ended  Year Ended
                     March 31, 2007 September 30, March 31, 2007  September 30,
                      (unaudited)       2006       (unaudited)        2006
                     ------------  ------------  --------------  --------------
Class A
Shares sold            2,137,298     3,048,503    $ 14,573,139    $ 20,805,776
Shares issued in
  reinvestment of
  dividends              943,838     2,200,043       6,429,296      15,016,751
Shares converted
  from Class B         1,013,163     1,871,028       6,902,064      12,764,162
Shares redeemed       (8,350,037)  (18,093,151)    (56,922,122)   (123,462,197)
Net decrease          (4,255,738)  (10,973,577)  $ (29,017,623)  $ (74,875,508)


26 o ALLIANCEBERNSTEIN BOND FUND U.S. GOVERNMENT PORTFOLIO


                              Shares                          Amount
                  ----------------------------   ------------------------------
                  Six Months Ended  Year Ended   Six Months Ended  Year Ended
                    March 31, 2007 September 30,  March 31, 2007  September 30,
                     (unaudited)       2006        (unaudited)        2006
                    ------------  ------------   --------------  --------------
Class B
Shares sold             322,678       691,326     $  2,200,349    $  4,711,220
Shares issued in
  reinvestment of
  dividends             160,802       469,777        1,095,035       3,208,836
Shares converted
  to Class A         (1,013,163)   (1,871,255)      (6,902,064)    (12,764,162)
Shares redeemed      (1,921,132)   (7,205,125)     (13,089,140)    (49,186,249)
Net decrease         (2,450,815)   (7,915,277)    $(16,695,820)   $(54,030,355)

Class C
Shares sold             303,743       689,394     $  2,073,096    $  4,716,179
Shares issued in
  reinvestment of
  dividends             111,800       265,512          762,462       1,815,660
Shares redeemed      (1,047,656)   (3,254,684)      (7,147,196)    (22,265,463)
Net decrease           (632,113)   (2,299,778)    $ (4,311,638)   $(15,733,624)

Advisor Class
Shares sold             110,451       501,706     $    751,154    $  3,469,562
Shares issued in
  reinvestment of
  dividends              18,521        44,186          126,345         302,189
Shares redeemed         (87,144)     (633,069)        (595,142)     (4,330,825)
Net increase
  (decrease)             41,828       (87,177)    $    282,357    $   (559,074)

Class R
Shares sold               9,971         2,333     $     67,460    $     15,834
Shares issued in
  reinvestment of
  dividends                 141           124              962             840
Shares redeemed             (86)         (833)            (584)         (5,668)
Net increase             10,026         1,624     $     67,838    $     11,006

Class K
Shares issued in
  reinvestment of
  dividends                   1            -0-(a) $          2    $          3
Net increase                  1            -0-(a) $          2    $          3

Class I
Shares sold                  -0-           -0-    $         -0-          $  -0-
Net increase                 -0-           -0-    $         -0-          $  -0-


(a)  Share amount is less than one full share.


ALLIANCEBERNSTEIN BOND FUND U.S. GOVERNMENT PORTFOLIO o 27


NOTE G
Risks Involved in Investing in the Portfolio

Interest Rate Risk and Credit Risk--Interest rate risk is the risk that changes in interest rates will affect the value of the Portfolio's investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Portfolio's investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as "junk bonds") have speculative elements or are predominantly speculative risks.

Indemnification Risk--In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio's maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.


NOTE H
Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $250 million revolving credit facility (the "Facility") to provide short-term financing if necessary, in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in the miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the six months ended March 31, 2007.


NOTE I
Distributions to Shareholders

The tax character of distributions to be paid for the year ending September 30, 2007 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended September 30, 2006 and September 30, 2005 were as follows:

                                            September 30,     September 30,
                                                2006              2005
-------------------------------------------------------------------------------
Distributions paid from:
  Ordinary income                           $ 29,896,917      $ 46,488,145
Total taxable distributions                   29,896,917        46,488,145
  Tax return of capital                               -0-               -0-
Total distributions paid                    $ 29,896,917      $ 46,488,145


28 o ALLIANCEBERNSTEIN BOND FUND U.S. GOVERNMENT PORTFOLIO


As of September 30, 2006, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses                        $ (130,795,272)(a)
Undistributed ordinary income                                    4,307,599
Unrealized appreciation/(depreciation)                         (12,052,613)(b)
Total accumulated earnings/(deficit)                        $ (138,540,286)(c)


(a) On September 30, 2006, the Portfolio had a net capital loss carryforward for federal income tax purposes of $117,963,701 (of which $7,887,386 was attributable to the purchase of net assets of Alliance Mortgage Securities Income Fund, Inc., by the Portfolio in December of 2000), of which, $48,732,137 expires in the year 2007, $6,470,420 expires in the year 2008, $23,497,731 expires in the year 2011, $27,734,923 expires in the year 2013, and 11,528,490 expires in the year 2014. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. During the fiscal year ended September 30, 2006, $16,083,708 of capital loss carryforward expired. Based on certain provision in the Internal Revenue Code, various limitations regarding the future utilization of these carryforwards, brought forward as a result of the Portfolio's merger with Alliance Limited Maturity Government, Inc. may apply. Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Portfolio's next taxable year. For the fiscal year ended September 30, 2006, the Portfolio deferred to October 1, 2006 post-October capital losses of $12,794,456. For the year ended September 30, 2006, the Portfolio deferred losses on straddles of $37,115.

(b) The difference between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the difference between book and tax amortization methods for premium and the realization for tax purposes of unrealized gains(losses) on certain derivative instruments.

(c) The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable primarily to dividends payable.


NOTE J
Legal Proceedings

As has been previously reported, the staff of the U.S. Securities and Exchange Commission ("SEC") and the Office of New York Attorney General ("NYAG") have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, the Adviser confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission ("SEC Order"). The agreement with the NYAG is memorialized


ALLIANCEBERNSTEIN BOND FUND U.S. GOVERNMENT PORTFOLIO o 29


in an Assurance of Discontinuance dated September 1, 2004 ("NYAG Order"). Among the key provisions of these agreements are the following:

     (i) The Adviser agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;

     (ii) The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds until December 31, 2008; and

     (iii) The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order and the NYAG Order contemplate that the Adviser's registered investment company clients, including the Fund, will introduce governance and compliance changes.

In anticipation of final, definitive documentation of the NYAG Order and effective January 1, 2004, the Adviser began waiving a portion of its advisory fee. On September 7, 2004, the Fund's investment advisory agreement was amended to reflect the reduced advisory fee. For more information on this waiver and amendment to the Fund's investment advisory agreement, please see "Advisory Fee and Other Transactions with Affiliates" above.

A special committee of the Adviser's Board of Directors, comprised of the members of the Adviser's Audit Committee and the other independent member of the Adviser's Board, directed and oversaw an internal investigation and a comprehensive review of the facts and circumstances relevant to the SEC's and the NYAG's investigations.

In addition, the Independent Directors of the Fund ("the Independent Directors") have conducted an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel.

On October 2, 2003, a purported class action complaint entitled Hindo, et al.
v. AllianceBernstein Growth & Income Fund, et al. ("Hindo Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P. ("Alliance Holding"), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser ("Alliance defendants"), and certain other defendants not affiliated with the Adviser, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District


30 o ALLIANCEBERNSTEIN BOND FUND U.S. GOVERNMENT PORTFOLIO


Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the Alliance defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in "late trading" and "market timing" of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Since October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. The plaintiffs in such lawsuits have asserted a variety of theories for recovery including, but not limited to, violations of the Securities Act, the Exchange Act, the Advisers Act, the Investment Company Act, the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), certain state securities laws and common law. All state court actions against the Adviser either were voluntarily dismissed or removed to federal court. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred all actions to the United States District Court for the District of Maryland (the "Mutual Fund MDL").

On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the SEC Order and the NYAG Order.

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding ("MOU") containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The derivative claims brought on behalf of Alliance Holding remain pending.

On February 10, 2004, the Adviser received (i) a subpoena duces tecum from the Office of the Attorney General of the State of West Virginia and (ii) a request for information from West Virginia's Office of the State Auditor, Securities Commission (the "West Virginia Securities Commissioner") (together, the "Information Requests"). Both Information Requests require the Adviser to pro-


ALLIANCEBERNSTEIN BOND FUND U.S. GOVERNMENT PORTFOLIO o 31


duce documents concerning, among other things, any market timing or late trading in the Adviser's sponsored mutual funds. The Adviser responded to the Information Requests and has been cooperating fully with the investigation.

On April 11, 2005, a complaint entitled The Attorney General of the State of West Virginia v. AIM Advisors, Inc., et al. ("WVAG Complaint") was filed against the Adviser, Alliance Holding, and various other defendants not affiliated with the Adviser. The WVAG Complaint was filed in the Circuit Court of Marshall County, West Virginia by the Attorney General of the State of West Virginia. The WVAG Complaint makes factual allegations generally similar to those in the Hindo Complaint. On October 19, 2005, the WVAG Complaint was transferred to the Mutual Fund MDL.

On August 30, 2005, the West Virginia Securities Commissioner signed a Summary Order to Cease and Desist, and Notice of Right to Hearing addressed to the Adviser and Alliance Holding. The Summary Order claims that the Adviser and Alliance Holding violated the West Virginia Uniform Securities Act, and makes factual allegations generally similar to those in the Commission Order and the NYAGOrder. On January 26, 2006, the Adviser, Alliance Holding, and various unaffiliated defendants filed a Petition for Writ of Prohibition and Order Suspending Proceedings in West Virginia state court seeking to vacate the Summary Order and for other relief. The court denied the writ and in September 2006 the Supreme Court of Appeals declined the defendants' petition for appeal. On September 22, 2006, Alliance and Alliance Holding filed an answer and motion to dismiss the Summary Order with the Securities Commissioner.

On June 22, 2004, a purported class action complaint entitled Aucoin, et al. v. Alliance Capital Management L.P., et al. ("Aucoin Complaint") was filed against the Adviser, Alliance Holding, Alliance Capital Management Corporation, AXA Financial, Inc., AllianceBernstein Investment Research & Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein mutual funds as nominal defendants. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of an AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from fund assets to broker-dealers in exchange for preferential marketing services,
(ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the Investment Company Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts


32 o ALLIANCEBERNSTEIN BOND FUND U.S. GOVERNMENT PORTFOLIO


with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts, an accounting of all fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

Since June 22, 2004, nine additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Adviser and certain other defendants. All nine of the lawsuits (i) were brought as class actions filed in the United States District Court for the Southern District of New York, (ii) assert claims substantially identical to the Aucoin Complaint, and (iii) are brought on behalf of shareholders of the Funds.

On February 2, 2005, plaintiffs filed a consolidated amended class action complaint ("Aucoin Consolidated Amended Complaint") that asserts claims substantially similar to the Aucoin Complaint and the nine additional lawsuits referenced above. On October 19, 2005, the District Court dismissed each of the claims set forth in the Aucoin Consolidated Amended Complaint, except for plaintiffs' claim under Section 36(b) of the Investment Company Act. On January 11, 2006, the District Court granted defendants' motion for reconsideration and dismissed the remaining Section 36(b) claim. On May 31, 2006 the District Court denied plaintiffs' motion for leave to file an amended complaint. On July 5, 2006, plaintiffs filed a notice of appeal. On October 4, 2006 the appeal was withdrawn by stipulation, with plaintiffs reserving the right to reinstate it at a later date.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds' shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.


NOTE K
Recent Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing a fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be


ALLIANCEBERNSTEIN BOND FUND U.S. GOVERNMENT PORTFOLIO o 33


recorded in the current period. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. On December 22, 2006, the Securities and Exchange Commission notified the industry that the implementation of FIN 48 by registered investment companies could be delayed until the last business day of the first required financial statement reporting period for fiscal years beginning after December 15, 2006. At this time, management is evaluating the implications of FIN 48 and its impact on the financial statements has not yet been determined.

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" ("FAS 157"). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact on the financial statements has not yet been determined.


34 o ALLIANCEBERNSTEIN BOND FUND U.S. GOVERNMENT PORTFOLIO


FINANCIAL HIGHLIGHTS
Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period


                                                                        Class A
                         -----------------------------------------------------------------------------------------------------------
                          Six Months
                               Ended                                                                July 1,
                           March 31,                     Year Ended September 30,                   2003 to      Year Ended June 30,
                                2007             -----------------------------------------         September     -------------------
                         (unaudited)              2006            2005               2004         30, 2003(a)     2003       2002(b)
                         -----------------------------------------------------------------------------------------------------------
Net asset value,
  beginning of period          $6.84             $6.98           $7.11              $7.27           $7.49        $7.21        $7.14
Income From Investment
  Operations
Net investment income(c)         .14               .30             .28                .30(d)          .06          .27          .37
Net realized and unrealized
  gain (loss) on investment
  transactions                  (.03)             (.13)           (.12)              (.13)           (.20)         .35          .13
Net increase (decrease) in
  net asset value from
  operations                     .11               .17             .16                .17            (.14)         .62          .50
Less: Dividends and
  Distributions
Dividends from net
  investment income             (.15)             (.31)           (.29)              (.33)           (.08)        (.34)        (.37)
Distributions in excess
  of net investment
  income                          -0-               -0-             -0-                -0-             -0-          -0-        (.03)
Tax return of capital             -0-               -0-             -0-                -0-             -0-          -0-        (.03)
Total dividends and
  distributions                 (.15)             (.31)           (.29)              (.33)           (.08)        (.34)        (.43)
Net asset value,
  end of period                $6.80             $6.84           $6.98              $7.11           $7.27        $7.49        $7.21
Total Return
Total investment return
  based on net asset
  value(e)                      1.62%             2.60%           2.31%              2.49%          (1.80)%       8.82%        7.11%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)           $425,889          $457,168        $543,547           $626,183        $811,376     $889,115     $865,739
Ratio to average
  net assets of:
  Expenses,
    net of waivers/
    reimbursements              1.20%(f)(g)       1.04%(h)        1.30%              1.34%           1.18%(f)     1.10%        1.23%
  Expenses,
    before waivers/
    reimbursements              1.20%(f)(g)       1.04%(h)        1.30%              1.39%           1.18%(f)     1.10%        1.23%
  Expenses,
    before waivers/
    reimbursements,
    excluding interest
    expense                     1.05%(f)(g)       1.00%(h)        1.06%              1.10%           1.11%(f)     1.09%        1.09%
  Net investment
    income                      4.22%(f)          4.33%(h)        3.90%              4.23%(d)        3.43%(f)     3.64%        5.15%
Portfolio turnover rate          130%              159%            166%               150%            241%         976%       1,009%


See footnote summary on page 42.


ALLIANCEBERNSTEIN BOND FUND U.S. GOVERNMENT PORTFOLIO o 35


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                        Class B
                         -----------------------------------------------------------------------------------------------------------
                          Six Months
                               Ended                                                                July 1,
                           March 31,                     Year Ended September 30,                   2003 to      Year Ended June 30,
                                2007             -----------------------------------------         September     -------------------
                         (unaudited)              2006            2005              2004          30, 2003(a)     2003       2002(b)
                         -----------------------------------------------------------------------------------------------------------
Net asset value,
  beginning of period          $6.84             $6.98           $7.11             $7.27           $7.49         $7.21        $7.14
Income From Investment
  Operations
Net investment income(c)         .12               .24             .23               .25(d)          .05           .22          .32
Net realized and unrealized
  gain (loss) on investment
  transactions                  (.04)             (.12)           (.12)             (.13)           (.20)          .35          .13
Net increase (decrease) in
  net asset value from
  operations                     .08               .12             .11               .12            (.15)          .57          .45
Less: Dividends and
  Distributions
Dividends from net
  investment income             (.12)             (.26)           (.24)             (.28)           (.07)         (.29)        (.32)
Distributions in excess
  of net investment
  income                          -0-               -0-             -0-               -0-             -0-           -0-        (.03)
Tax return of capital             -0-               -0-             -0-               -0-             -0-           -0-        (.03)
Total dividends and
  distributions                 (.12)             (.26)           (.24)             (.28)           (.07)         (.29)        (.38)
Net asset value,
  end of period                $6.80             $6.84           $6.98             $7.11           $7.27         $7.49        $7.21
Total Return
Total investment return
  based on net asset
  value(e)                      1.25%             1.86%           1.57%             1.74%          (1.98)%        8.07%        6.36%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)            $64,748           $81,834        $138,856          $229,823        $399,040      $495,606     $400,221
Ratio to average
  net assets of:
  Expenses,
    net of waivers/
    reimbursements              1.95%(f)(g)       1.79%(h)        2.02%             2.07%           1.90%(f)      1.82%        1.93%
  Expenses,
    before waivers/
    reimbursements              1.95%(f)(g)       1.79%(h)        2.02%             2.13%           1.90%(f)      1.82%        1.93%
  Expenses,
    before waivers/
    reimbursements,
    excluding interest
    expense                     1.80%(f)(g)       1.75%(h)        1.78%             1.83%           1.83%(f)      1.81%        1.80%
  Net investment
    income                      3.47%(f)          3.59%(h)        3.20%             3.55%(d)        2.75%(f)      2.95%        4.41%
Portfolio turnover rate          130%              159%            166%              150%            241%          976%       1,009%

See footnote summary on page 42.


36 o ALLIANCEBERNSTEIN BOND FUND U.S. GOVERNMENT PORTFOLIO


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period


                                                                        Class C
                         -----------------------------------------------------------------------------------------------------------
                          Six Months
                               Ended                                                                July 1,
                           March 31,                     Year Ended September 30,                   2003 to      Year Ended June 30,
                                2007             -----------------------------------------         September     -------------------
                         (unaudited)              2006            2005              2004          30, 2003(a)     2003       2002(b)
                         -----------------------------------------------------------------------------------------------------------
Net asset value,
  beginning of period          $6.85             $6.99           $7.12             $7.28           $7.50         $7.22        $7.15
Income From Investment
  Operations
Net investment income(c)         .12               .25             .23               .25(d)          .05           .22          .32
Net realized and unrealized
  gain (loss) on investment
  transactions                  (.03)             (.12)           (.12)             (.13)           (.20)          .35          .13
Net increase (decrease) in
  net asset value from
  operations                     .09               .13             .11               .12            (.15)          .57          .45
Less: Dividends and
  Distributions
Dividends from net
  investment income             (.13)             (.27)           (.24)             (.28)           (.07)         (.29)        (.32)
Distributions in excess
  of net investment
  income                          -0-               -0-             -0-               -0-             -0-           -0-        (.03)
Tax return of capital             -0-               -0-             -0-               -0-             -0-           -0-        (.03)
Total dividends and
  distributions                 (.13)             (.27)           (.24)             (.28)           (.07)         (.29)        (.38)
Net asset value,
  end of period                $6.81             $6.85           $6.99             $7.12           $7.28         $7.50        $7.22
Total Return
Total investment return
  based on net asset
  value(e)                      1.25%             1.87%           1.58%             1.73%          (1.98)%        8.06%        6.35%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)            $62,150           $66,796         $84,303          $107,003        $167,359      $204,006     $202,030
Ratio to average
  net assets of:
  Expenses,
    net of waivers/
    reimbursements              1.93%(f)(g)       1.76%(h)        2.02%             2.06%           1.89%(f)      1.81%        1.93%
  Expenses,
    before waivers/
    reimbursements              1.93%(f)(g)       1.76%(h)        2.02%             2.11%           1.89%(f)      1.81%        1.93%
  Expenses,
    before waivers/
    reimbursements,
    excluding interest
    expense                     1.77%(f)(g)       1.72%(h)        1.77%             1.82%           1.83%(f)      1.80%        1.79%
  Net investment
    income                      3.49%(f)          3.60%(h)        3.19%             3.56%(d)        2.76%(f)      2.96%        4.42%
Portfolio turnover rate          130%              159%            166%              150%            241%          976%       1,009%


See footnote summary on page 42.


ALLIANCEBERNSTEIN BOND FUND U.S. GOVERNMENT PORTFOLIO o 37


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                      Advisor Class
                         -----------------------------------------------------------------------------------------------------------
                          Six Months
                               Ended                                                                July 1,
                           March 31,                     Year Ended September 30,                   2003 to      Year Ended June 30,
                                2007             -----------------------------------------         September     -------------------
                         (unaudited)              2006            2005              2004          30, 2003(a)     2003       2002(b)
                         -----------------------------------------------------------------------------------------------------------
Net asset value,
  beginning of period          $6.85             $7.00          $ 7.12             $7.28           $7.50         $7.21        $7.14
Income From Investment
  Operations
Net investment income(c)         .15               .31             .30               .32(d)          .07           .29          .39
Net realized and unrealized
  gain (loss) on investment
  transactions                  (.03)             (.12)           (.11)             (.12)           (.20)          .37          .13
Net increase (decrease) in
  net asset value from
  operations                     .12               .19             .19               .20            (.13)          .66          .52
Less: Dividends and
  Distributions
Dividends from net
  investment income             (.16)             (.34)           (.31)             (.36)           (.09)         (.37)        (.39)
Distributions in excess
  of net investment
  income                          -0-               -0-             -0-               -0-             -0-           -0-        (.03)
Tax return of capital             -0-               -0-             -0-               -0-             -0-           -0-        (.03)
Total dividends and
  distributions                 (.16)             (.34)           (.31)             (.36)           (.09)         (.37)        (.45)
Net asset value,
  end of period                $6.81             $6.85           $7.00             $7.12           $7.28         $7.50        $7.21
Total Return
Total investment return
  based on net asset
  value(e)                      1.77%             2.75%           2.76%             2.82%          (1.72)%        9.29%        7.41%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)             $5,517            $5,259          $5,981          $247,020        $204,108      $197,649     $177,834
Ratio to average
  net assets of:
  Expenses,
    net of waivers/
    reimbursements               .90%(f)(g)        .74%(h)         .94%             1.02%            .89%(f)       .81%         .89%
  Expenses,
    before waivers/
    reimbursements               .90%(f)(g)        .74%(h)         .94%             1.08%            .89%(f)       .81%         .89%
  Expenses,
    before waivers/
    reimbursements,
    excluding interest
    expense                      .74%(f)(g)        .70%(h)         .72%              .79%            .81%(f)       .80%         .81%
  Net investment
    income                      4.52%(f)          4.61%(h)        4.11%             4.52%(d)        3.72%(f)      3.96%        5.41%
Portfolio turnover rate          130%              159%            166%              150%            241%          976%       1,009%


See footnote summary on page 42.


38 o ALLIANCEBERNSTEIN BOND FUND U.S. GOVERNMENT PORTFOLIO


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                               Class R
                                                   -------------------------------------------------------------
                                                    Six Months
                                                         Ended                                       November 3,
                                                     March 31,           Year Ended September 30,     2003(i) to
                                                          2007          -------------------------  September 30,
                                                   (unaudited)               2006            2005           2004
                                                   -------------------------------------------------------------
Net asset value, beginning of period                     $6.84              $6.98           $7.11          $7.14
Income From Investment Operations
Net investment income(c)                                   .14                .27             .26            .26(d)
Net realized and unrealized gain (loss) on
  investment transactions                                 (.03)              (.12)           (.11)           .00
Net increase in net asset value from
  operations                                               .11                .15             .15            .26
Less: Dividends
Dividends from net investment income                      (.14)              (.29)           (.28)          (.29)
Net asset value, end of period                           $6.81              $6.84           $6.98          $7.11
Total Return
Total investment return based on
  net asset value(e)                                      1.65%              2.26%           2.14%          3.72%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)                 $104                $35             $25            $16
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements                 1.38%(f)(g)        1.34%(h)        1.49%          1.48%(f)
  Expenses, before waivers/reimbursements                 1.38%(f)(g)        1.34%(h)        1.49%          1.54%(f)
  Expenses, before waivers/reimbursements,
    excluding interest expense                            1.28%(f)(g)        1.31%(h)        1.25%          1.27%(f)
  Net investment income                                   4.07%(f)           4.03%(h)        3.68%          4.08%(d)(f)
Portfolio turnover rate                                    130%               159%            166%           150%


See footnote summary on page 42.


AllianceBernstein Bond Fund U.S. Government Portfolio o 39


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                                Class K
                                                          ----------------------------------------------
                                                           Six Months
                                                                Ended                           March 1,
                                                            March 31,         Year Ended      2005(i) to
                                                                 2007      September 30,   September 30,
                                                          (unaudited)               2006            2005
                                                          ----------------------------------------------
Net asset value, beginning of period                            $6.84              $6.98           $7.02
Income From Investment Operations
Net investment income(c)                                          .15                .30             .16
Net realized and unrealized loss on investment transactions      (.03)              (.13)           (.03)
Net increase in net asset value from operations                   .12                .17             .13
Less: Dividends
Dividends from net investment income                             (.16)              (.31)           (.17)
Net asset value, end of period                                  $6.80              $6.84           $6.98
Total Return
Total investment return based on net asset value(e)              1.72%              2.57%           1.79%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)                         $10                $10             $10
Ratio to average net assets of:
  Expenses                                                        .98%(f)(g)        1.02%(h)        1.17%(f)
  Expenses, excluding interest expense                            .82%(f)(g)         .98%(h)         .95%(f)
  Net investment income                                          4.42%(f)           4.34%(h)        3.79%(f)
Portfolio turnover rate                                           130%               159%            166%


See footnote summary on page 42.


40 o ALLIANCEBERNSTEIN BOND FUND U.S. GOVERNMENT PORTFOLIO


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                             Class I
                                                          ----------------------------------------------
                                                           Six Months
                                                                Ended                           March 1,
                                                             March 31,        Year Ended      2005(i) to
                                                                 2007      September 30,   September 30,
                                                          (unaudited)               2006            2005
                                                          ----------------------------------------------
Net asset value, beginning of period                            $6.84              $6.98           $7.02
Income From Investment Operations
Net investment income(c)                                          .16                .32             .17
Net realized and unrealized loss on investment transactions      (.03)              (.13)           (.03)
Net increase in net asset value from operations                   .13                .19             .14
Less: Dividends
Dividends from net investment income                             (.17)              (.33)           (.18)
Net asset value, end of period                                  $6.80              $6.84           $6.98
Total Return
Total investment return based on net asset value(e)              1.86%              2.89%           1.97%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)                         $10                $10             $10
Ratio to average net assets of:
  Expenses                                                        .76%(f)(g)         .75%(h)         .89%(f)
  Expenses, excluding interest expense                            .61%(f)(g)         .71%(h)         .68%(f)
  Net investment income                                          4.67%(f)           4.62%(h)        4.10%(f)
Portfolio turnover rate                                           130%               159%            166%


See footnote summary on page 42.


ALLIANCEBERNSTEIN BOND FUND U.S. GOVERNMENT PORTFOLIO o 41


(a)  The Portfolio changed its fiscal year end from June 30 to September 30.

(b) As required, effective July 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities for financial statement reporting purposes only. The effect of this change for the year ended June 30, 2002 was to decrease net investment income per share by $.03, increase net realized and unrealized gain on investment transactions per share by $.03, and decrease the ratio of net investment income to average net assets from 5.56% to 5.15% for Class A, from 4.82% to 4.41% for Class B, from 4.83% to 4.42% for Class C and from 5.81% to 5.41% for Advisor Class. Per share, ratios and supplemental data for periods prior to July 1, 2001 have not been restated to reflect this change in presentation.

(c)  Based on average shares outstanding.

(d)  Net of expenses waived and reimbursed by the Adviser.

(e) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total investment return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.Total investment return calculated for a period of less than one year is not annualized.

(f)  Annualized.

(g) Ratios reflect expenses grossed up for expense offset arrangement with the Transfer Agent. For the period shown below, the net expense ratios were as follows:

                                 Six Months Ended
                                  March 31, 2007
                                   (unaudited)
                                 ----------------
     Including Interest Expense
       Class A                        1.19%
       Class B                        1.94%
       Class C                        1.91%
       Advisor Class                   .88%
       Class R                        1.37%
       Class K                         .96%
       Class I                         .75%

     Excluding Interest Expense
       Class A                        1.03%
       Class B                        1.78%
       Class C                        1.75%
       Advisor Class                   .73%
       Class R                        1.26%
       Class K                         .81%
       Class I                         .59%


(h)  The ratio includes expenses attributable to costs of proxy solicitation.

(i)  Commencement of distribution.


42 o ALLIANCEBERNSTEIN BOND FUND U.S. GOVERNMENT PORTFOLIO


BOARD OF DIRECTORS


William H. Foulk, Jr.(1), Chairman
Marc O. Mayer, President and Chief Executive Officer
David H. Dievler(1)
John H. Dobkin(1)
Michael J. Downey(1)
D. James Guzy(1)
Nancy P. Jacklin(1)
Marshall C. Turner, Jr.(1)
Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Sean Kelleher(2), Vice President
Lipkee Lu(2), Vice President
Jeffrey S. Phlegar, Vice President
Kewjin Yuoh(2), Vice President
Joseph J. Mantineo, Treasurer and Chief Financial Officer
Vincent S. Noto, Controller
Emilie D. Wrapp, Secretary

Custodian
State Street Bank & Trust Company
One Lincoln Street
Boston, MA 02111

Principal Underwriter
AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Transfer Agent
AllianceBernstein Investor Services, Inc.
P.O. Box 786003
San Antonio, Texas 78278-6003
Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm
Ernst & Young LLP
5 Times Square
New York, NY 10036

Legal Counsel
Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004


(1) Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2) The day-to-day management of and investment decisions for the portfolio are made by the U.S.Investment Grade: Structured Asset Investment Team. Messrs. Yuoh, Kelleher, and Lu are the investment professionals with the most significant responsibility for the day-to-day management of the Portfolio.


ALLIANCEBERNSTEIN BOND FUND U.S. GOVERNMENT PORTFOLIO o 43


Information Regarding the Review and Approval of the Portfolio's Investment Advisory Contract

In this disclosure, the term "Fund" refers to AllianceBernstein Bond Fund, Inc., and the term "Portfolio" refers to the U.S. Government Portfolio.

The Fund's disinterested directors (the "directors") unanimously approved the continuance of the Investment Advisory Contract (the "Advisory Agreement") between the Fund and the Adviser in respect of the Portfolio at a meeting held on October 31-November 2, 2006.

In preparation for the meeting, the directors had requested from the Adviser and received and evaluated extensive materials, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by Lipper Inc. ("Lipper"), which is not affiliated with the Adviser. The directors also reviewed an independent evaluation from the Fund's Senior Officer (who is also the Fund's Independent Compliance Officer) of the reasonableness of the advisory fees in the Advisory Agreement in respect of the Portfolio (as contemplated by the September 2004 Assurance of Discontinuance between the Adviser and the New York Attorney General) wherein the Senior Officer concluded that such fees were reasonable. In addition, the directors received a presentation from the Adviser and had an opportunity to ask representatives of the Adviser various questions relevant to the proposed approval. The directors noted that the Senior Officer's evaluation considered the following factors: management fees charged to institutional and other clients of the Adviser for like services; management fees charged by other mutual fund companies for like services; cost to the Adviser and its affiliates of supplying services to the Portfolio pursuant to the Advisory Agreement, excluding any intra-corporate profit; profit margins of the Adviser and its affiliates from supplying such services; possible economies of scale as the Portfolio grows larger; and nature and quality of the Adviser's services including the performance of the Portfolio.

Prior to voting, the directors reviewed the proposed continuance of the Advisory Agreement in respect of the Portfolio with management and with experienced counsel who are independent of the Adviser and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed continuance. The directors also discussed the proposed continuance in three private sessions at which only the directors, their independent counsel and the Fund's Independent Compliance Officer were present. In reaching their determinations relating to continuance of the Advisory Agreement in respect of the Portfolio, the directors considered all factors they believed relevant, including the following:

     1. information comparing the performance of the Portfolio to other investment companies with similar investment objectives and to an index;


44 o ALLIANCEBERNSTEIN BOND FUND U.S. GOVERNMENT PORTFOLIO


     2. the nature, extent and quality of investment, compliance, administrative and other services rendered by the Adviser;

     3. payments received by the Adviser from all sources in respect of the Portfolio and all investment companies in the AllianceBernstein Funds complex;

     4. the costs borne by, and profitability of, the Adviser and its affiliates in providing services to the Portfolio and to all investment companies in the AllianceBernstein Funds complex;

     5. comparative fee and expense data for the Portfolio and other investment companies with similar investment objectives;

     6. the extent to which economies of scale would be realized to the extent the Portfolio grows and whether fee levels reflect any economies of scale for the benefit of investors;

     7. the Adviser's policies and practices regarding allocation of portfolio transactions of the Portfolio;

     8. information about "revenue sharing" arrangements that the Adviser has entered into in respect of the Portfolio;

     9. portfolio turnover rates for the Portfolio compared to other investment companies with similar investment objectives;

     10. fall-out benefits which the Adviser and its affiliates receive from their relationships with the Portfolio;

     11. the Adviser's representation that there are no institutional products managed by the Adviser which have a substantially similar investment style as the Portfolio;

     12. the Senior Officer's evaluation of the reasonableness of the fee payable to the Adviser in the Advisory Agreement;

     13. the professional experience and qualifications of the Portfolio's portfolio management team and other senior personnel of the Adviser; and

     14.  the terms of the Advisory Agreement.

The directors also considered their knowledge of the nature and quality of the services provided by the Adviser to the Portfolio gained from their experience as directors or trustees of most of the registered investment companies advised by


ALLIANCEBERNSTEIN BOND FUND U.S. GOVERNMENT PORTFOLIO o 45


the Adviser, their overall confidence in the Adviser's integrity and competence they have gained from that experience and the Adviser's responsiveness to concerns raised by them in the past, including the Adviser's willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds.

In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the overall arrangements between the Portfolio and the Adviser, as provided in the Advisory Agreement, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the directors reaching their determinations to approve the continuance of the Advisory Agreement in respect of the Portfolio (including their determinations that the Adviser should continue to be the investment adviser for the Portfolio, and that the fees payable to the Adviser pursuant to the Advisory Agreement are appropriate) were separately discussed by the directors.

Nature, Extent and Quality of Services Provided by the Adviser

The directors noted that, under the Advisory Agreement, the Adviser, subject to the oversight of the directors, administers the Portfolio's business and other affairs. The Adviser manages the investment of the assets of the Portfolio, including making purchases and sales of portfolio securities consistent with the Portfolio's investment objective and policies. Under the Advisory Agreement, the Adviser also provides the Portfolio with such office space, administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Portfolio) and executive and other personnel as are necessary for the Portfolio's operations. The Adviser pays all of the compensation of directors of the Fund who are affiliated persons of the Adviser and of the officers of the Fund.

The directors also considered that the Advisory Agreement provides that the Portfolio will reimburse the Adviser for the cost of certain clerical, accounting, administrative and other services provided at the Portfolio's request by employees of the Adviser or its affiliates. Requests for these "at no more than cost" reimbursements are approved by the directors on a quarterly basis and (to the extent requested and paid) result in a higher rate of total compensation from the Portfolio to the Adviser than the fee rates stated in the Portfolio's Advisory Agreement.

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement and noted that the scope of services provided by advisers of funds had expanded over time as a result of regulatory and


46 o ALLIANCEBERNSTEIN BOND FUND U.S. GOVERNMENT PORTFOLIO


other developments. The directors noted, for example, that the Adviser is responsible for maintaining and monitoring its own and, to varying degrees, the Portfolio's compliance programs, and that these compliance programs have recently been refined and enhanced in light of current regulatory requirements. The directors considered the quality of the in-house investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Portfolio. The quality of administrative and other services, including the Adviser's role in coordinating the activities of the Portfolio's other service providers, also were considered. The directors also considered the Adviser's response to recent regulatory compliance issues affecting a number of the investment companies in the AllianceBernstein Funds complex. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Portfolio under the Advisory Agreement.

Costs of Services Provided and Profitability to the Adviser

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Portfolio to the Adviser for calendar years 2004 and 2005 that had been prepared with an updated expense allocation methodology arrived at in consultation with an independent consultant. The directors noted that the updated methodology differed in various respects from the methodology used in prior years. The directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data, and noted the Adviser's representation to them that it believed that the methods of allocation used in preparing the profitability information were reasonable and appropriate and that the Adviser had previously discussed with the directors that there is no generally accepted allocation methodology for information of this type.

The directors recognized that it is difficult to make comparisons of profitability from fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser's capital structure and cost of capital. In considering profitability information, the directors considered the effect of fall-out benefits on the Adviser's expenses, as well as the "revenue sharing" arrangements the Adviser has entered into with certain entities that distribute shares of the Portfolio. The directors focused on the profitability of the Adviser's relationship with the Portfolio before taxes and distribution expenses. The directors recognized that the Adviser should generally be entitled to earn a reasonable level of profits for the services it provides to the Portfolio and, based on their review, concluded that they were satisfied that the Adviser's level of profitability from its relationship with the Portfolio was not excessive.


ALLIANCEBERNSTEIN BOND FUND U.S. GOVERNMENT PORTFOLIO o 47


Fall-Out Benefits

The directors considered that the Adviser benefits from soft dollar arrangements whereby it receives brokerage and research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients on an agency basis. The directors noted that since the Portfolio does not engage in brokerage transactions, the Adviser does not receive soft dollar benefits in respect of portfolio transactions of the Portfolio.

The directors also considered that the Distributor, which is a wholly-owned subsidiary of the Adviser, receives 12b-1 fees from the Portfolio in respect of classes of shares of the Portfolio that are subject to the Fund's 12b-1 plan and retains a portion of such 12b-1 fees, and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The directors also noted that certain affiliates of the Adviser distribute shares of the Portfolio and receive compensation in that connection and that a subsidiary of the Adviser provides transfer agency services to the Portfolio and receives compensation from the Portfolio for such services.

The directors recognized that the Adviser's profitability would be somewhat lower if the Adviser's affiliates did not receive the benefits described above. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Portfolio.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed comparative performance information for the Portfolio at each regular Board meeting during the year. At the meeting, the directors reviewed a report prepared by Lipper showing performance of the Class A Shares of the Portfolio as compared to a group of 12 funds in its Lipper category selected by Lipper (the "Performance Group") and as compared to a universe of 42 to 30 funds (depending on the year) in its Lipper category selected by Lipper (the "Performance Universe") for periods ended June 30, 2006 over the 1-, 3-, 5- and 10-year periods, and information prepared by the Adviser showing performance of such shares as compared to the Lehman Brothers Government Bond Index (the "Index") for periods ended June 30, 2006 over the year to date ("YTD"), 1-, 3-, 5-, 10-year and since inception periods (December 1985 inception). The directors noted that in the Performance Group and Performance Universe comparisons the Portfolio was in the 5th quintile in all periods reviewed except in the 5-year period when the Portfolio was in the 4th quintile in the Performance Universe comparison. The comparative information showed that the Portfolio underperformed the Index in all periods reviewed. Based on their review and their discussion of the reasons for the Portfolio's underperformance with the Adviser, the directors retained confidence in the Adviser's ability to continue to advise the Portfolio and concluded that the Portfolio's performance was understandable. The directors informed the Adviser that they planned to closely monitor the Portfolio's performance.


48 o ALLIANCEBERNSTEIN BOND FUND U.S. GOVERNMENT PORTFOLIO


Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Portfolio to the Adviser and information prepared by Lipper concerning the fee rates paid by other funds in the same Lipper category as the Portfolio at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The Adviser informed the directors that there are no institutional products managed by it which have a substantially similar investment style as the Portfolio. The directors reviewed information in the Adviser's Form ADV and noted that it charged institutional clients lower fees for advising comparably sized accounts using strategies that differ from those of the Portfolio but which involve investments in securities of the same type that the Portfolio invests in (i.e., fixed income taxable securities). The directors also noted that the Adviser advises a portfolio of another AllianceBernstein fund with a similar investment style as the Portfolio for the same fee rate schedule as the Portfolio except that the Portfolio's fee rate schedule is a quarterly fee based on net asset value at the end of each quarter and the other portfolio's fee rate is a monthly fee based on average daily net assets. The directors also noted that the Adviser sub-advises another registered investment company with similar investment strategies as the Portfolio at a lower fee rate than the Portfolio.

The Adviser reviewed with the directors the significant differences in the scope of services it provides to institutional clients and sub-advised funds and to the Portfolio. For example, the Advisory Agreement requires the Adviser to provide, in addition to investment advice, office facilities and officers (including officers to provide required certifications). The Adviser also coordinates the provision of services to the Portfolio by non-affiliated service providers and is responsible for the compensation of the Fund's Independent Compliance Officer and certain related expenses. The provision of these non-advisory services involves costs and exposure to liability. The Adviser explained that many of these services normally are not provided to non-investment company clients or to investment company clients when the Adviser acts in a pure sub-advisory capacity, and that fees charged to the Portfolio reflect the costs and risks of the additional obligations. The Adviser also noted that since the Portfolio is constantly issuing and redeeming its shares, it is more difficult to manage than an institutional account, where the assets are relatively stable. In light of these facts, the directors did not place significant weight on these fee comparisons.

The directors also considered the total expense ratio of the Class A shares of the Portfolio in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of comparable funds and an Expense Universe as a broader group, consisting of all funds in the investment


ALLIANCEBERNSTEIN BOND FUND U.S. GOVERNMENT PORTFOLIO o 49


classification/objective with a similar load type as the subject Portfolio. The Class A expense ratio of the Portfolio was based on the Portfolio's latest fiscal year expense ratio. The directors recognized that the expense ratio information for the Portfolio potentially reflected on the Adviser's provision of services, as the Adviser is responsible for coordinating services provided to the Portfolio by others. The directors noted that it was likely that the expense ratios of some funds in the Portfolio's Lipper category also were lowered by waivers or reimbursements by those funds' investment advisers, which in some cases were voluntary and perhaps temporary.

The directors noted that the Portfolio's at approximate current size contractual effective fee rate of 45 basis points was materially lower than the Expense Group median. The directors noted that the latest fiscal year administrative expense reimbursement by the Portfolio pursuant to the Advisory Agreement was one basis point. The directors noted that the Portfolio's total expense ratio was somewhat higher than the Expense Group and Expense Universe medians. The directors also noted that the Adviser had recently reviewed with them steps being taken that are intended to reduce expenses of the AllianceBernstein Portfolios. The directors concluded that the Portfolio's expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Portfolio contains breakpoints so that, if assets were to increase over the breakpoint levels, the fee rates would be reduced on the incremental assets. The directors also considered a presentation by an independent consultant discussing economies of scale issues in the mutual fund industry. The directors believe that economies of scale are realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no uniform methodology for establishing breakpoints that give effect to fund-specific services provided by the Adviser and to the economies of scale that the Adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect the Portfolio's operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Portfolio, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age and size of a particular fund and its adviser's cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different advisers have different cost structures and service models, it is difficult to draw meaningful conclusions from the comparison of a fund's advisory fee breakpoints with those of comparable funds. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Portfolio's breakpoint arrangements would result in a sharing of economies of scale in the event of a very significant increase in the Portfolio's net assets.


50 o ALLIANCEBERNSTEIN BOND FUND U.S. GOVERNMENT PORTFOLIO


THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER'S EVALUATION OF
INVESTMENT ADVISORY AGREEMENT(1)

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the "Adviser") and AllianceBernstein Bond Fund, Inc. (the "Fund") in respect of AllianceBernstein U.S. Government Portfolio (the "Portfolio"), prepared by Philip L. Kirstein, the Senior Officer of the Fund for the Directors of the Fund, as required by an August 2004 agreement between the Adviser and the New York State Attorney General (the "NYAG").(2) The Senior Officer's evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the "40 Act") and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer's evaluation considered the following factors:

     1. Advisory fees charged to institutional and other clients of the Adviser for like services;

     2. Advisory fees charged by other mutual fund companies for like services;

     3. Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

     4. Profit margins of the Adviser and its affiliates from supplying such services;

     5.   Possible economies of scale as the Portfolio grows larger; and

     6. Nature and quality of the Adviser's services including the performance of the Portfolio.


PORTFOLIO ADVISORY FEES, EXPENSE REIMBURSEMENTS & RATIOS

The Adviser proposed that the Portfolio pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in connection with the Adviser's settlement with the NYAG in December
2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.(3)


(1) It should be noted that the information in the fee summary was completed on October 23, 2006 and presented to the Board of Directors on October 31-November 2, 2006.

(2) Future references to the Portfolio do not include "AllianceBernstein." References in the fee summary pertaining to performance and expense ratios refer to the Class A shares of the Portfolio.

(3) Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser's settlement with the NYAG.


ALLIANCEBERNSTEIN BOND FUND U.S. GOVERNMENT PORTFOLIO o 51


             Net Assets
             09/30/06
Category     (million)          Advisory Fee(4)             Portfolio
-------------------------------------------------------------------------------
Low Risk      $611.5       45 bp on 1st $2.5 billion        U.S. Government
Income                     40 bp on next $2.5 billion       Portfolio
                           35 bp on the balance

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. During the Portfolio's most recently completed fiscal year, the Adviser received $91,771 (0.01% of the Portfolio's average daily net assets) for such services.

Set forth below are the Portfolio's total expense ratios for the most recent semi-annual period:

Portfolio                     Total Expense Ratio(5)        Fiscal Year
-------------------------------------------------------------------------------
U.S. Government Portfolio(6)    Class A     1.15%           September 30
                                Advisor     0.84%
                                Class B     1.89%
                                Class C     1.87%
                                Class R     1.39%
                                Class K     1.05%
                                Class I     0.75%

I. ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes-Oxley Act of 2002, and coordinating with and monitoring the Portfolio's third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses are reimbursed by the Portfolio to the Adviser. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolio's investors is more time consuming and labor intensive compared to

(4) The Portfolio's advisory fees are based on the Portfolio's net assets at the end of each quarter and are paid on a quarterly basis.

(5)  Annualized.

(6) Includes interest expense of 0.06%, relating to the short-term credit facility used by the Portfolio.


52 o ALLIANCEBERNSTEIN BOND FUND U.S. GOVERNMENT PORTFOLIO


institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly if the Portfolio is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser's view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, it is worth considering information regarding the advisory fees charged to institutional accounts with substantially similar investment styles as the Portfolio. However, with respect to the Portfolio, the Adviser represented that there is no institutional product in the Form ADV that has a substantially similar investment style as the Portfolio.

The adviser also manages the AllianceBernstein Variable Products Series Fund, Inc. "AVPS"), which is available through variable annuity and variable life contracts offered by other financial institutions and offers policyholders the option to utilize certain AVPS portfolios as the investment option underlying their insurance contracts. Set forth below is the fee schedule of the AVPS portfolio that has a similar investment style as the Portfolio:(7)


Portfolio                             AVPS Portfolio               Fee Schedule
---------------------------------------------------------------------------------------
U.S. Government Portfolio(8)      U.S. Government /         0.45% on first $2.5 billion
                                  High Grade Securities     0.40% on next $2.5 billion
                                  Portfolio                 0.35% on the balance

The Adviser represented that it does not sub-advise any registered investment company that has a similar investment strategy as the Portfolio.

(7) It should be noted that AVPS was affected by the settlement between the Adviser and the NYAG.

(8) AVPS U.S. Government / High Grade Securities Portfolio's management fees are paid on a monthly basis and are based on the portfolio's average daily net assets, in contrast to the Portfolio, whose fees are paid on a quarterly basis and are based on the Portfolio's quarter end net assets.


ALLIANCEBERNSTEIN BOND FUND U.S. GOVERNMENT PORTFOLIO o 53


II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. ("Lipper"), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services by other investment advisers. Lipper's analysis included the Portfolio's ranking with respect to the proposed advisory fee relative to the median of the Portfolio's Lipper Expense Group ("EG")(9) at the approximate current asset level of the Portfolio.(10)

Lipper describes an EG as a representative sample of comparable funds. Lipper's standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes. An EG will typically consist of seven to twenty funds.

                                      Contractual        Lipper
                                       Management     Expense Group
Portfolio                               Fee(11)          Median           Rank
-------------------------------------------------------------------------------
U.S. Government Portfolio                0.450           0.509            5/12


Lipper also analyzed the Portfolio's most recently completed fiscal year total expense ratio in comparison to the Portfolio's EG and Lipper Expense Universe ("EU"). The EU(12) is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Portfolio.

                           Expense   Lipper Exp.          Lipper Exp
                            Ratio       Group              Universe
         Portfolio         (%)(13)   Median (%)    Rank    Median (%)    Rank
-------------------------------------------------------------------------------
U.S. Government Portfolio   1.066      0.982       11/12     0.990       24/32

(9) Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes.

(10) The contractual management fee is calculated by Lipper using the Portfolio's contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper's total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of "1" means that the Portfolio has the lowest effective fee rate in the Lipper peer group.

(11) The contractual management fee does not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative, and other services.

(12) Except for asset (size) comparability, Lipper uses the same criteria for selecting a Lipper Expense Group when selecting a Lipper Expense Universe. Unlike the Lipper Expense Group, the Lipper Expense Universe allows for the same adviser to be represented by more than just one fund.

(13)  Most recently completed fiscal year Class A share total expense ratio.


54 o ALLIANCEBERNSTEIN BOND FUND U.S. GOVERNMENT PORTFOLIO


Based on this analysis, the Portfolio has a more favorable ranking on a management fee basis than it does on a total expense ratio basis.

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

A consultant was retained by the Senior Officer to work with the Adviser's personnel to align the Adviser's two profitability reporting systems. The alignment, which now has been completed, allows the Adviser's management and the Directors to receive consistent presentations of the financial results and profitability although the two profitability reporting systems operate independently. See Section IV for additional discussion.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH
SERVICES.

The profitability information for the Portfolio prepared by the Adviser for the Board of Directors was reviewed by the Senior Officer and the consultant. The Adviser's profitability from providing investment advisory services to the Portfolio increased during calendar year 2005 relative to 2004.

In addition to the Adviser's direct profits from managing the Portfolio, certain of the Adviser's affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as "fall-out benefits" to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser's affiliates from earning a reasonable profit on this type of relationship provided the affiliates' charges and services are competitive. These affiliates provide transfer agent and distribution related services to the Portfolio and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads and contingent deferred sales charges ("CDSC").

AllianceBernstein Investments, Inc. ("ABI"), an affiliate of the Adviser, is the Portfolio's principal underwriter. ABI and the Adviser have disclosed in the Portfolio's prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Portfolio. In 2005, ABI paid approximately 0.042% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $18.0 million for distribution services and educational support (revenue sharing payments). For 2006, it is anticipated, ABI will pay approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $17.5 million.(14) During the Portfolio's most recently


(14) ABI currently inserts the "Advance" in quarterly account statements and pays the incremental costs associated with the mailing. The incremental cost is less than what an "independent mailing" would cost.


ALLIANCEBERNSTEIN BOND FUND U.S. GOVERNMENT PORTFOLIO o 55


completed fiscal year, ABI received from the Portfolio $9,606, $4,541,671 and $183,553 in front-end sales charges, Rule 12b-1 and CDSC fees, respectively.

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. ("ABIS"), the affiliated transfer agent for the Portfolio, are charged on a per account basis, based on the level of service provided and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. ABIS' after-tax profitability increased in 2005 in comparison to 2004. During the Portfolio's most recently completed fiscal year, ABIS received $1,554,400 in fees from the Portfolio.(15)

V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that the breakpoints in the fee schedule being proposed reflect a sharing of economies of scale to the extent they exist. Based on some of the professional literature that has considered economies of scale in the mutual fund industry it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms have made such investments in their business to provide improved services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant, retained by the Senior Officer, made a presentation to the Board of Directors regarding possible economies of scale or scope in the mutual fund industry. Based on the presentation, it was evident that fund management companies benefit from economies of scale. However, due to lack of cost data, researchers had to infer facts about the costs from the behavior of fund expenses; there was a lack of consensus among researchers as to whether economies of scale were being passed on to the shareholders. In the meantime, it is clear that to the extent a fund's assets were to exceed the initial breakpoint its shareholders benefit from a lower fee rate.

VI. NATURE AND QUALITY OF THE ADVISER'S SERVICES INCLUDING THE PERFORMANCE OF THE PORTFOLIO.

With assets under management of approximately $659 billion as of September 30, 2006, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

(15) The fees disclosed are net of any expense offsets with ABIS. An expense offset is created by the interest earned on the positive cash balance that occur within the transfer agent account as there is a one day lag with regards to money movement from the shareholder's account to the transfer agent's account and then the transfer agent's account to the Portfolio's account. During the Portfolio's most recently completed fiscal year, the fees paid by the Portfolio to ABIS were reduced by $15,301 under the offset agreement between the Portfolio and ABIS.


56 o ALLIANCEBERNSTEIN BOND FUND U.S. GOVERNMENT PORTFOLIO


The information below shows the 1, 3, 5 and 10 year performance returns and rankings of the Portfolio(16) relative to the Portfolio's Lipper Performance Group ("PG") and Lipper Performance Universe ("PU")(17) for the periods ended June 30, 2006.(18)

U.S. Government   Portfolio
Portfolio          Return    PG Median   PU Median    PG Rank     PU Rank
-------------------------------------------------------------------------------
1 year             -1.98      -1.44       -1.39        12/12       37/42
3 year              0.69       1.26        1.13        11/12       33/39
5 year              3.54       4.08        4.07        11/12       28/36
10 year             4.94       5.37        5.32        12/12       25/30

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Portfolio (in bold)(19) versus its benchmark:(20)

                                    Periods Ending June 30, 2006
                                         Annualized Performance
-------------------------------------------------------------------------------
                                                                        Since
Funds                       1 Year    3 Year    5 Year    10 Year     Inception
-------------------------------------------------------------------------------
U.S. Government Portfolio   -1.98      0.69      3.54       4.94         6.22
Lehman Brothers
Government Bond Index       -1.16      1.31      4.73       6.04         7.40

CONCLUSION:

Based on the factors discussed above the Senior Officer's conclusion is that the proposed advisory fee for the Portfolio is reasonable and within the range of what would have been negotiated at arms-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: November 15, 2006

(16) The performance returns and rankings are for the Class A shares of the Portfolio. It should be noted that the performance returns of the Portfolio that is shown was provided by the Adviser. Lipper maintains its own database that includes the Portfolio's performance returns. However, differences in the distribution price (ex-date versus payable date) and rounding differences may cause the Adviser's own performance returns of the Portfolio to be one or two basis points different from Lipper. To maintain consistency in this evaluation, the performance returns of the Portfolio, as reported by the Adviser, are provided instead of Lipper.

(17) The Portfolio's PG is identical to the Portfolio's EG. The Portfolio's PU is not identical to the Portfolio's EU. Funds with negative management fees are normally excluded from EUs, but not necessarily from PUs.

(18) Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the Portfolio even if a Portfolio may have had a different investment classification/objective at different points in time.

(19)  The performance returns shown are for the Class A shares of the Portfolio.

(20) The Adviser provided Portfolio and benchmark performance return information for periods through June 30, 2006.


ALLIANCEBERNSTEIN BOND FUND U.S. GOVERNMENT PORTFOLIO o 57


THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

----------------------------------------
Wealth Strategies Funds
----------------------------------------
Balanced Wealth Strategy
Wealth Appreciation Strategy
Wealth Preservation Strategy
Tax-Managed Balanced Wealth Strategy
Tax-Managed Wealth Appreciation Strategy
Tax-Managed Wealth Preservation Strategy

----------------------------------------
Blended Style Funds
----------------------------------------
U.S. Large Cap Portfolio
International Portfolio
Tax-Managed International Portfolio

----------------------------------------
Growth Funds
----------------------------------------
Domestic

Growth Fund
Mid-Cap Growth Fund
Large Cap Growth Fund
Small Cap Growth Portfolio

Global & International

Global Health Care Fund
Global Research Growth Fund
Global Technology Fund
Greater China '97 Fund
International Growth Fund
International Research Growth Fund

----------------------------------------
Value Funds
----------------------------------------
Domestic
Balanced Shares
Focused Growth & Income Fund
Growth & Income Fund
Small/Mid Cap Value Fund
Utility Income Fund
Value Fund

Global & International

Global Real Estate Investment Fund*
Global Value Fund
International Value Fund

----------------------------------------
Taxable Bond Funds
----------------------------------------
Global Government Income Trust
Corporate Bond Portfolio
Emerging Market Debt Fund
Global Strategic Income Trust
High Yield Fund
Intermediate Bond Portfolio
Short Duration Portfolio
U.S. Government Portfolio

----------------------------------------
Municipal Bond Funds
----------------------------------------
National               Michigan
Insured National       Minnesota
Arizona                New Jersey
California             New York
Insured California     Ohio
Florida                Pennsylvania
Massachusetts          Virginia

----------------------------------------
Intermediate Municipal Bond Funds
----------------------------------------
Intermediate California
Intermediate Diversified
Intermediate New York

----------------------------------------
Closed-End Funds
----------------------------------------
All-Market Advantage Fund
AllianceBernstein Global High Income Fund*
AllianceBernstein Income Fund*
ACM Managed Dollar Income Fund
ACM Managed Income Fund
California Municipal Income Fund
AllianceBernstein National Municipal Income Fund*
New York Municipal Income Fund
The Spain Fund

----------------------------------------
Retirement Strategies Funds
----------------------------------------
2000 Retirement Strategy
2005 Retirement Strategy
2010 Retirement Strategy
2015 Retirement Strategy
2020 Retirement Strategy
2025 Retirement Strategy
2030 Retirement Strategy
2035 Retirement Strategy
2040 Retirement Strategy
2045 Retirement Strategy


We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

You should consider the investment objectives, risks, charges and expenses of any AllianceBernstein fund/portfolio carefully before investing. For free copies of our prospectuses, which contain this and other information, visit us online at www.alliancebernstein.com or contact your financial advisor. Please read the prospectus carefully before investing.

* Prior to January 26, 2007, AllianceBernstein Global High Income Fund was named Alliance World Dollar Government Fund II and AllianceBernstein Income Fund was named ACM Income Fund. Prior to March 1, 2007, Global Real Estate Investment Fund was named Real Estate Investment Fund. Prior to May 18, 2007, AllianceBernstein National Municipal Income Fund was named National Municipal Income Fund.

** An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.


58 o ALLIANCEBERNSTEIN BOND FUND U.S. GOVERNMENT PORTFOLIO


NOTES


ALLIANCEBERNSTEIN BOND FUND U.S. GOVERNMENT PORTFOLIO o 59


NOTES


60 o ALLIANCEBERNSTEIN BOND FUND U.S. GOVERNMENT PORTFOLIO


ALLIANCEBERNSTEIN BOND FUND U.S. GOVERNMENT
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672


     [LOGO]
ALLIANCEBERNSTEIN
   INVESTMENTS


USG-0152-0307


ITEM 2.  CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.  SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund's Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.  CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant's internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12.  EXHIBITS.

The following exhibits are attached to this Form N-CSR:

     EXHIBIT NO.      DESCRIPTION OF EXHIBIT
     -----------      ----------------------
     12 (b) (1)       Certification of Principal Executive Officer Pursuant to
                      Section 302 of the Sarbanes-Oxley Act of 2002

     12 (b) (2)       Certification of Principal Financial Officer Pursuant to
                      Section 302 of the Sarbanes-Oxley Act of 2002

     12 (c) Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant):  AllianceBernstein Bond Fund, Inc.

By:   /s/ Marc O. Mayer
      ---------------------
      Marc O. Mayer
      President

Date: May 30, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:   /s/ Marc O. Mayer
      ---------------------
      Marc O. Mayer
      President

Date: May 30, 2007

By:   /s/ Joseph J. Mantineo
      ------------------------
      Joseph J. Mantineo
      Treasurer and Chief Financial Officer

Date: May 30, 2007